July 10, 2020

Dear Shareholders:

We have called a special meeting of shareholders of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Thursday, August 20, 2020 at 10:00 am. The purpose of the special meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Treasury Fund would be reorganized into Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust. Each of the Treasury Fund and the Infrastructure Fund is managed by Centre Asset Management, LLC (the “Adviser”). Please refer to the enclosed combined proxy statement/prospectus for a detailed explanation of the reorganization.

After careful deliberation, the Adviser determined that it would be advisable to pursue the reorganization of the Treasury Fund into the Infrastructure Fund and recommended to the Board of Trustees of the Trust (the “Board”) that the Board approve the proposed reorganization. The Adviser believes that the Infrastructure Fund, which has an investment objective that is similar to, and principal investment strategies that differ from, the investment objective and the principal investment strategies of the Treasury Fund, offers certain advantages to Treasury Fund shareholders that the Treasury Fund does not. Following careful analysis and consideration, the Board approved the Agreement and Plan of Reorganization relating to the proposed reorganization after concluding that the implementation of the reorganization is advisable and in the best interests of the Treasury Fund’s shareholders. The Board voted to recommend that shareholders of the Treasury Fund vote “FOR” the Plan, which provides for the reorganization of the Treasury Fund into the Infrastructure Fund.

If you were a shareholder of record of the Treasury Fund as of the close of business on July 6, 2020, you are entitled to vote at the special meeting of the Treasury Fund, and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage pre-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone or vote over the Internet by visiting the website address on your proxy card. You should use the enclosed instructions to vote by telephone or over the Internet.

Thank you for taking the time to consider this important reorganization proposal. If you have any questions regarding the proposed reorganization to be voted on, please call toll-free at (800) 967-5079.

Sincerely,

/s/ James A. Abate
James A. Abate President and Trustee
Centre Funds

QUESTIONS AND ANSWERS

July 10, 2020

The following questions and answers provide an overview of key features of the proposed reorganization and of the information contained in the attached Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”). Please review the full Proxy Statement/Prospectus prior to casting your vote.

Question 1: What is the attached document and why did we send it to you?

Answer: The attached document is a proxy statement for Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), a Delaware statutory trust, and a prospectus for the Centre Global Infrastructure Fund, another series of the Trust (the “Infrastructure Fund” and, together with the Treasury Fund, the “Funds”). The purpose of the Proxy Statement/Prospectus is to solicit votes from the shareholders of the Treasury Fund to approve the Agreement and Plan of Reorganization (the “Plan”) among (i) the Trust, on behalf of the Treasury Fund; (ii) the Trust, on behalf of the Infrastructure Fund; and (iii) Centre Asset Management, LLC (“Centre” or the “Adviser”), the investment adviser to each Fund.

The Plan provides for (i) the transfer of all of the assets and liabilities of the Treasury Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Institutional Class shareholders; and (ii) the termination of the Treasury Fund (the “Reorganization”).

Approval of the Plan by shareholders of the Treasury Fund is required to proceed with the Reorganization, and a Special Meeting of Shareholders (the “Special Meeting”) of Investor Class shares and Institutional Class shares of the Treasury Fund will be held on Thursday, August 20, 2020 to consider whether to approve the Plan and implement the Reorganization. The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of the Treasury Fund, is sending this document to you for your use in deciding whether to approve the Plan. The Proxy Statement/Prospectus contains information that you should know before voting on the Plan. The Proxy Statement/Prospectus should be retained for future reference.

Question 2: What is the reason for the Reorganization?

Answer: Based on its consideration of, among other factors, prevailing market conditions, and investor expectations affecting the Treasury Fund, Centre concluded that the Reorganization would be in the best interests of the Treasury Fund and its shareholders. As discussed in greater detail in the Proxy Statement/Prospectus, Centre’s conclusion was based on its determination that, among other things: (i) attractive levels of current income no longer exist in the Treasury Fund’s primary investment universe and the Treasury Fund is faced with an inability to meet its Investment Objective of providing current income ; (ii) impaired potential for capital appreciation and risk of increased volatility of Treasury securities as low interest rates, higher volatility due to greater interest rate sensitivity (at such low rates), and yield curve flattening resulting from Federal Reserve quantitative easing policies will, in the Adviser’s opinion, result in the impairment of the ability of the Treasury Fund to generate capital appreciation, a component of the Treasury Fund’s Investment Objective, from investment into intermediate-term Treasury securities, the type of assets in which the Treasury Fund principally invests (iii) the Treasury Fund has not grown in recent years and has not achieved economies of scale; (iv) compared to the Treasury Fund, the Infrastructure Fund has greater opportunity for growth, economies of scale and lower expense ratios over the long-term; (v) the comparatively higher, as of March 31, 2020 yield of the Infrastructure Fund compared to that of the Treasury Fund, and the tax treatment of the qualified dividends distributed by the Infrastructure Fund will benefit Treasury Fund shareholders; (vi) the Reorganization would serve the best interests of the Treasury Fund and its shareholders than would other alternatives for the Treasury Fund; and (vii) the Reorganization would not result in a dilution of Treasury Fund shareholders’ interests. Centre presented to, and discussed with, the Board the Adviser’s rationale, including the aforementioned factors, in recommending the Reorganization.

The Board considered potential alternatives in lieu of the Reorganization, including potential liquidation of the Treasury Fund. The Board determined that liquidation was not in the best interest of Treasury Fund shareholders and that proceeding with the Reorganization as proposed by the Adviser would allow shareholders to continue their relationship with the Adviser in an alternative investment strategy. The Board considered that Treasury Fund shareholders would have the option to redeem their shares following the close of Reorganization. Following careful analysis and consideration of a variety of factors discussed in the Proxy Statement/Prospectus, the Board, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or any of its series, including the Funds (the “Independent Trustees”), unanimously approved the Plan providing for the Reorganization after concluding that the Reorganization is advisable and in the best interests of the Treasury Fund and its shareholders. The Board also voted to recommend that you vote “FOR” the Plan. Please refer to the sections of the Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board” for additional information about the consideration of the Trustees in approving the Plan providing for the Reorganization, and recommending that the Plan be approved by the Treasury Fund’s shareholders.

Question 3: How will the Treasury Fund and its shareholders be affected by the Reorganization?

Answer: If Treasury Fund shareholders approve the Plan, Investor Class shareholders of the Treasury Fund will become Investor Class shareholders of the Infrastructure Fund, and Institutional Class shareholders of the Treasury Fund will become Institutional Class shareholders of the Infrastructure Fund. Immediately after the Reorganization, each Treasury Fund shareholder will hold shares of the Infrastructure Fund having an aggregate value equal to the aggregate value of the shareholder’s Treasury Fund shares. The Infrastructure Fund is expected to be the accounting survivor.

The Treasury Fund has a similar investment objective to the Infrastructure Fund, but the investment strategies of the two Funds are different. Additional information regarding the respective investment objectives, principal investment strategies and policies of each of the Treasury Fund and the Infrastructure Fund appears in Appendix B to this Proxy Statement/Prospectus.

There would be no change in investment adviser or other service providers as a result of the Reorganization; Centre serves as the investment adviser of each Fund, and the Funds share the same transfer agent, administrator, fund accountant, distributor, custodian and independent registered public accounting firm. As each Fund is a series of the Trust, the Funds share the same Trustees, officers and organizational structure.

Both Funds generally expect to pay distributions from net income, if any, on a monthly basis. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the Funds” for additional information about the investment objectives, strategies, policies and risks of the Funds. Other differences between the Funds are also discussed in other sections of the Proxy Statement/Prospectus. Please review the Proxy Statement/Prospectus carefully.

Question 4: How will the Reorganization affect Fund expenses?

Answer: As part of the Reorganization and conditional upon the reorganization being approved by shareholders, the Adviser has agreed to lower its advisory fee from 0.90% to 0.85% on the Infrastructure Fund; the advisory fee rate of the Treasury Fund is 0.40%. The expense ratios for the Infrastructure Fund are expected to be higher than the corresponding expense ratios of the Treasury Fund after the Reorganization and the potential for improved performance may not outweigh the increased expenses. The current net expense ratios for Investor Class and Institutional Class shares of the Infrastructure Fund are 1.25% and 1.00%, respectively. The net expense ratios of the Infrastructure Fund are subject to an expense limitation agreement that expires on July 21, 2020. The net expense ratios of Investor Class and Institutional Class shares of the Treasury Fund were 1.11% and 0.67%, respectively, and the gross expense ratios of Investor Class shares and Institutional Class shares of the Treasury Fund were 1.37% and 1.13%, respectively, for the fiscal year ended September 30, 2019. The pro forma net expense ratios of Investor Class shares and Institutional Class shares of the Infrastructure Fund are expected to be 1.37% and 1.14%, respectively, and the pro forma gross expense ratios of Investor Class shares and Institutional Class shares are expected to be 1.83% and 1.55%, respectively. Centre has entered into a written expense limitation agreement under which it has agreed to reduce its advisory fees and/or reimburse other expenses of the Infrastructure Fund to the extent necessary to limit certain operating expenses of the Infrastructure Fund pursuant to the terms of that agreement. Please refer to the section of the Proxy Statement/Prospectus entitled “Information about the Funds – Fees and Expenses” for additional information regarding the annual fund operating expenses, including the advisory fees, of the Treasury Fund and the Infrastructure Fund and the expense limitation agreement relating to the Infrastructure Fund.

Question 5: Will the Reorganization result in any taxes?

Answer: As part of a portfolio repositioning in connection with the Reorganization, the Treasury Fund will dispose of a significant portion of its portfolio holdings. The Treasury Fund will recognize capital gain or loss for U.S. federal income tax purposes in connection with these dispositions. However, based on the current fair market value of its holdings as well the realized losses by the Treasury Fund in the current fiscal and calendar year, the Treasury Fund does not expect to realize a net taxable gains distribution in 2020 as determined just prior to the closing of the Reorganization from this repositioning, although there can be no assurance that this will be the case. The reason for the repositioning is to ensure that after the Reorganization, the portfolio holdings of the Infrastructure Fund comply with its principal investment objectives, strategies, and policies. It is currently anticipated that approximately 70% of the Treasury Fund’s investments will be sold as a result of the repositioning. Although no brokerage commissions will be charged to the Treasury Fund in connection with such sales, the Fund may incur other transactional expenses resulting from markups or markdowns. The Adviser expects such transactional expenses to be approximately $X,XXX, which will be reimbursed by the Adviser.

The transactions contemplated by the Plan are not expected to qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. A shareholder of the Treasury Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Treasury Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Treasury Fund shares immediately prior to the Reorganization.

Shareholders are encouraged to consult their tax advisor about possible state and local tax consequences of the Reorganization, if any. Please refer to the section of the Proxy Statement/Prospectus entitled “Summary - Federal Tax Treatment” for additional information about the tax consequences of the Reorganization.

Question 6: How will the Reorganization work?

Answer: If the Plan is approved by Treasury Fund shareholders, Investor Class and Institutional Class shareholders of the Treasury Fund will become shareholders of the Infrastructure Fund and will hold Investor Class and Institutional Class shares, respectively, of the Infrastructure Fund with the same net asset value as the Treasury Fund shares that such shareholders held prior to the Reorganization. Following the Closing Date, the Treasury Fund will be terminated.

If the Plan is approved by shareholders of the Treasury Fund at the Special Meeting or any adjournment or postponement thereof, the Closing Date is expected to be on or about (insert date).

Question 7: Who manages the Funds?

Answer: Centre Asset Management, LLC serves as the investment adviser to both the Treasury Fund and the Infrastructure Fund. Centre is a New York limited liability company and an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. T. Kirkham Barneby is the portfolio manager of the Treasury Fund. Mr. Barneby serves as Investment Director, Active Fixed Income, of the Adviser. James A. Abate, MBA, CPA, CFA, is the portfolio manager of the Infrastructure Fund. Mr. Abate serves as the Chief Investment Officer and Managing Director of the Adviser. Please refer to the section of the Proxy Statement/Prospectus entitled “Information About the Funds – Investment Adviser and Portfolio Managers” for more information about the Adviser and each Fund’s portfolio manager.

Question 8: Will any fees or charges be assessed in connection with the Reorganization?

Answer: No sales loads or commissions will be imposed on shareholders as a direct result of the Reorganization. As noted above, the Treasury Fund may incur certain transactional expenses resulting from markups in connection with the Fund’s portfolio repositioning prior to the Reorganization. In addition, to the extent that the Treasury Fund transfers cash to the Infrastructure Fund in the Reorganization, the Infrastructure Fund may incur brokerage commissions or other transactional expenses when it invests such cash in securities following the Reorganization. To the extent that sales of securities held by the Treasury Fund are non-routine in nature and executed exclusively as part of the Reorganization result in brokerage commissions or other transaction expenses, Centre will reimburse the combined Infrastructure Fund such expenses after the Reorganization.

The shares of the Infrastructure Fund received by Treasury Fund shareholders in the Reorganization will not be subject to any minimum investment amount limitations, front-end sales charges, contingent deferred sales charges or exchange fees. However, the Infrastructure Fund imposes a redemption fee of 2.00% on Fund shares that are sold or exchanged within 90 days after shares were purchased or exchanged. Any additional purchase of shares of the Infrastructure Fund after the close of the Reorganization will be subject to all applicable front-end sales charges, contingent deferred sales charges or exchange fees. If you hold shares of the Treasury Fund through a financial intermediary, your financial intermediary may charge you processing or other fees in connection with voting shares in the Reorganization.

Question 9: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Treasury Fund do not approve the Plan, then the Reorganization will not occur, and the Treasury Fund will continue to operate. The Board may take any further action it deems to be in the best interest of the Fund and its shareholders, including liquidating the Fund.

Question 10: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. Your immediate response will help prevent the need for any further solicitations for a shareholder vote.

Question 11: How does the Board recommend that I vote?

Answer: After careful consideration, the Board unanimously voted to recommend that you vote FOR the Plan providing for the Reorganization. If necessary, you may be asked to vote on a proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan. The Board recommends that you vote FOR any such necessary adjournment.

Question 12: Who is paying for expenses related to the Reorganization?

Answer: The Adviser will pay all of the costs and expenses of the Funds related to the Reorganization.

Question 13: How do I vote?

Answer: Whether or not you plan to attend the Special Meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways:

●	by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage pre-paid envelope;

●	by calling toll-free at (800) 967-5079; or

●	via the Internet at the website address on your proxy card.

Your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the Special Meeting. A prior proxy can also be revoked by voting again through the website or the toll-free number listed above or on the proxy card.

Question 14: Who do I call if I have questions?

Answer: If you have any questions about voting or the proposal described in the Proxy Statement/Prospectus, please call (800) 967-5079.

Question 15: Where can shareholders of the Treasury Fund find additional information about the Infrastructure Fund and the Funds?

Answer: Additional information relating to the Centre Funds has been filed with the SEC and can be found in the following documents, which are incorporated by reference into the Proxy Statement/Prospectus:

●	Audited Financial Statements of the Treasury Fund, as of September 30, 2019, included in the Treasury Fund’s Annual Report to Shareholders, as of that same date;

●	Unaudited Financial Statements of the Treasury Fund, as of March 31, 2020, included in the Treasury Fund’s Semi-Annual Report to Shareholders, as of that same date;

●	Audited Financial Statements of the Infrastructure Fund, as of September 30, 2019, included in the Infrastructure Fund’s Annual Report to Shareholders, as of that same date;

●	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2020, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date; and

●	Prospectus and the Statement of Additional Information of each of the Treasury Fund and the Infrastructure Fund, as of January 28, 2020, as supplemented through the date hereof.

Copies of the Treasury Fund’s Annual Report and Semi-Annual Report to Shareholders, the Infrastructure Fund’s Annual Report and Semi-Annual Report to Shareholders, each Fund’s Prospectus and Statement of Additional Information, and the Proxy Statement/Prospectus and related Statement of Additional Information are available upon request, without charge, by mail at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, or by telephone at 855-298-4236.

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

By mail:	Public Reference Section, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

THE SHARES OFFERED BY THE INFRASTRUCTURE FUND IN THE PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE INFRASTRUCTURE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD Thursday, August 20, 2020

To the Shareholders of Centre Active U.S. Treasury Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Investor Class shares and Institutional Class shares of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), will be held on Thursday, August 20, 2020 at 10:00 a.m. Eastern Time, at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005. At the Special Meeting, shareholders of the Fund will be asked to consider and vote upon:

1.	A proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) providing for (a) the transfer of all of the assets and liabilities of the Treasury Fund to the Centre Global Infrastructure Fund (the “Infrastructure Fund”), a series of the Trust, in exchange for (i) Investor Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Investor Class shareholders, and (ii) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Institutional Class shareholders; and (b) the termination of the Treasury Fund.

2.	If necessary, a proposal to adjourn the Special Meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Plan.

In addition, shareholders of the Treasury Fund will be asked to consider and vote on any other business properly presented at the Special Meeting and any postponements or adjournments thereof.

Only shareholders of record of the Treasury Fund at the close of business on July 6, 2020, the record date for the Special Meeting, shall be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof. If the necessary quorum to transact business, or the vote required to approve the Proposal, is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Treasury Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Boards of Trustees,

/s/ James A. Abate
James A. Abate, President and Trustee
Centre Funds July 10, 2020

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YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY
CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE
TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO AUTHORIZE PROXIES TO CAST YOUR VOTES. YOU CAN DO THIS IN ONE OF THE FOLLOWING THREE WAYS: (1) BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE; (2) BY CALLING THE TOLL-FREE TELEPHONE NUMBER (800) 967-5079; OR (3) THROUGH THE INTERNET AT THE WEBSITE ADDRESS ON YOUR PROXY CARD. YOUR PROMPT VOTING BY PROXY WILL HELP ENSURE A QUORUM AT THE SPECIAL MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING, EITHER BY WRITING TO THE SECRETARY OF THE TRUST AT THE ADDRESS NOTED IN THE PROXY STATEMENT/PROSPECTUS OR IN PERSON AT THE TIME OF THE SPECIAL MEETING. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEBSITE OR CALLING THE TOLL-FREE NUMBER LISTED ABOVE.

PROXY STATEMENT/PROSPECTUS

July 10, 2020
FOR THE REORGANIZATION OF

Centre Active U.S. Treasury Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

INTO

Centre Global Infrastructure Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) relates to the proposed reorganization of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), into the Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust (the “Reorganization”). The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of each of the Treasury Fund and the Infrastructure Fund (collectively the “Funds”), has determined unanimously, following the Adviser’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

This Proxy Statement/Prospectus is both a proxy statement for the Treasury Fund and a prospectus for the Infrastructure Fund. It sets forth information that a Treasury Fund shareholder should know about the Reorganization and the Infrastructure Fund before voting to approve the proposed Agreement and Plan of Reorganization relating to the Reorganization (the “Plan”). Shareholders should read the Proxy Statement/Prospectus and retain it for future reference. It is expected that this Proxy Statement/Prospectus will be mailed to shareholders on or about July 17, 2020.

Your vote matters, regardless of the size of your investment in the Treasury Fund. If you have any questions about the proposal described in the Proxy Statement/Prospectus, please call (800) 967-5079.

Additional information relating to the Funds has been filed with the SEC and can be found in the following documents, which are incorporated by this reference into this Proxy Statement/Prospectus (meaning that these documents are considered legally to be part of the Proxy Statement/Prospectus):

●	Audited Financial Statements of the Treasury Fund, as of September 30, 2019, included in the Treasury Fund’s Annual Report to Shareholders, as of that same date;

●	Unaudited Financial Statements of the Treasury Fund, as of March 31, 2020, included in the Treasury Fund’s Semi-Annual Report to Shareholders, as of that same date;

●	Audited Financial Statements of the Infrastructure Fund, as of September 30, 2019, included in the Infrastructure Fund’s Annual Report to Shareholders, as of that same date;

●	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2020, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date; and

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●	Prospectus and the Statement of Additional Information of each of the Treasury Fund and the Infrastructure Fund, as of January 28, 2020, as supplemented through the date hereof.

Copies of the Treasury Fund’s Annual Report and Semi-Annual Report to Shareholders, the Infrastructure Fund’s Annual and Semi-Annual Report to Shareholders, each Fund’s Prospectus and Statement of Additional Information, and the Proxy Statement/Prospectus and Statement of Additional Information are available upon request, without charge, by mail at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, or by telephone at (855) 298-4236. All of this information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC on the EDGAR database on the SEC’s internet site (https://www.sec.gov). Information on the operations of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov).

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 20, 2020 at 10:00 a.m. Eastern Time.

The Combined Proxy Statement/ Prospectus for the Special Meeting is available at
https://vote.proxyonline.com/CAM/docs/CentreFundsProxy.pdf.

TABLE OF CONTENTS

I.	PROPOSAL			1
II.	SUMMARY			2
	A.	Overview		2
	B.	Reasons for the Reorganization and Board Considerations		2
	C.	The Proposed Plan and the Reorganization		4
	D.	Comparison of the Funds		5
		1.	Investment Objectives and Principal Investment Strategies	5
		2.	Investment Advisory Services	7
		3.	Distribution and Shareholder Services	9
		4.	Purchase and Redemption Procedures	9
		5.	Purchase and Redemption Fees and Expenses	10
		6.	Exchange Procedures	10
	E.	Federal Tax Treatment		10
III.	PRINCIPAL RISK FACTORS OF THE FUNDS			12
IV.	COMPARISON OF FEE TABLES AND EXAMPLES			15
	A.	Fee Tables		15
	B.	Example		19
V.	EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS			20
VI.	THE PROPOSED PLAN AND REORGANIZATION			20
	A.	Significant Terms of the Plan		21
	B.	Description of Infrastructure Fund Shares		22
	C.	Reasons for the Reorganization Considered by the Board		22
	D.	Federal Income Tax Consequences		29
	E.	Comparison of Shareholder Rights and Board Structure		31
	F.	Capitalization		31
VII.	INFORMATION ABOUT THE FUNDS			32
	A.	Investment Objectives and Investment Strategies		32
	B.	Fees and Expenses		32
	C.	Performance and Portfolio Turnover		32
	D.	Investment Adviser and Portfolio Managers		32
	E.	Net Asset Value		33
	F.	Share Classes; Minimum Investment Amounts; Purchase and Redemption Procedures; Exchange Privileges; and Frequent Trading		33
	G.	Dividends and Distributions; Taxes		40
	H.	Financial Highlights		41

	I.	Distribution Arrangements	41
	J.	Other Service Providers	41
VIII.	VOTING INFORMATION		41
IX.	MISCELLANEOUS INFORMATION		43
	A.	Legal Matters	43
	B.	Experts	43
APPENDIX A			A-1
APPENDIX B			B-1
APPENDIX C			C-1
APPENDIX D			D-1
APPENDIX E			E-1

PROPOSAL

______________________________________________________________

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE REORGANIZATION OF

CENTRE ACTIVE U.S. TREASURY FUND

INTO

CENTRE GLOBAL INFRASTRUCTURE FUND

______________________________________________________________

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) is being furnished to you as a shareholder of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

On May 22, 2020, the Board of Trustees of the Trust (the “Board” or the “Trustees”) voted to approve, subject to certain conditions, an Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Treasury Fund; the Trust, on behalf of the Centre Global Infrastructure Fund, another series of the Trust (the “Infrastructure Fund”); and Centre Asset Management, LLC (“Centre” or the “Adviser”), the investment adviser to each of the Treasury Fund and the Infrastructure Fund (each of which may be referred to herein as a “Fund” and collectively, the “Funds”). The Plan provides for (i) the transfer of all of the assets and liabilities of the Treasury Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Institutional Class shareholders; and (ii) the termination of the Treasury Fund (the “Reorganization”).

The Board also voted to approve the submission of the Plan to the shareholders of the Treasury Fund at a Special Meeting of Shareholders (the “Special Meeting”) to be held on Thursday, August 20, 2020, at 10:00 a.m. Eastern Time, at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005. Please refer to the sections of this Proxy Statement/Prospectus entitled “Summary - Reasons for the Reorganization and Board Considerations” and “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board” for additional information about the factors considered by the Trustees in approving the Plan and the Reorganization. A copy of the form of Agreement and Plan of Reorganization relating to the Reorganization is attached hereto as Appendix A.

Approval of the Plan by the Treasury Fund’s shareholders is being sought through the Proxy Statement/Prospectus, and the Reorganization will not occur unless Treasury Fund shareholders approve the Plan. Holders of record of shares of the Treasury Fund as of the close of business on July 6, 2020 (the “Record Date”) are entitled to vote, in person or by proxy, at the Special Meeting or any adjournments or postponements thereof. The affirmative vote of a “majority of the outstanding voting securities” of the Treasury Fund is required to approve the Plan. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Treasury Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Those present at the Special Meeting and the appointed proxies will also transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

If the Plan is approved by Treasury Fund shareholders at the Special Meeting, the Reorganization is expected to be consummated on or about August 21, 2020, or such date as may be agreed to by the parties (such date of consummation, the “Closing Date”). The Treasury Fund will stop accepting new accounts and/or investments from existing accounts five business days prior to the Closing Date in order to facilitate the transfer of its assets to the Infrastructure Fund. As of the Closing Date, each Treasury Fund shareholder will receive the number of full and fractional shares of the Infrastructure Fund having an aggregate value that, on the Closing Date, is equal to the aggregate value of the shareholder’s Treasury Fund shares as of such date.

SUMMARY

Overview

The following summary highlights certain information contained elsewhere in this Proxy Statement/Prospectus, including documents incorporated by reference, as well as in the Plan. This summary is not a complete description of the Reorganization. For more complete information, please read the entire document carefully.

Reasons for the Reorganization and Board Considerations

At a meeting of the Board held on May 22, 2020 (the “Board Meeting”), the Adviser recommended that the Board consider and approve the Reorganization. The Adviser’s reasons for recommending the Reorganization, and the Board’s consideration of the Reorganization, are summarized below.

1.       Reasons for the Reorganization

Centre regularly evaluates each Trust series and their prospects for future growth and changes in the marketplace. The Adviser believes that the historical benefits of income as well as stability of principal value derived from investing in Treasury bonds are greatly diminished resulting in the Treasury Fund not having the ability potentially to meet its Prospectus Investment Objective and investor expectations.

Attractive Levels of Current Income No Longer Exist

The Adviser believes that in the current interest rate environment, the Treasury Fund is faced with an inability to meet its Investment Objective of providing current income. During the 1st quarter of 2020, the yield on the benchmark 10-year U.S. Treasury bond fell below 1 percent, and during periods of increased market volatility, dropped below 0.4 percent in March. Along with the 10-year bond, yields on other U.S. Treasury bonds and notes dipped into uncharted territory historically as well; yields on the 30-year bond fell below 1 percent for the first time in history and briefly dropping to a low of just over 0.7 percent. Real (after inflation) yields across the Treasury curve are negative and prices in the futures markets during May 2020 suggest negative nominal short-term interest rates for 2021.

It is the Adviser’s view that the collapse in Treasury securities yields coupled with an expected prolonged suppression of interest rates as a result of Federal Reserve policies, the benefits derived from having a Treasury securities fund as part of a portfolio’s income allocation can be attained from other sources. As of March 31, 2020, the Treasury Fund’s current SEC yield was negative 0.26% whereas it was 4.55% for the Infrastructure Fund, Investor Class Shares, and 0.17% and 4.28%, respectively, for the Treasury and Infrastructure Funds, Institutional Class Shares1. Each Fund pays monthly distributions of income.

Impaired Potential for Capital Appreciation and Risk of Increased Volatility of Treasury Securities

Bond yields move inversely to price. When investment flows into bonds, prices historically rise, and yields fall. Under normal market conditions, the higher the coupon rate or yield, the lower a bond's degree of duration (a measure of price sensitivity to changes in interest rates). In other words, there's less risk to the investor when the bond has a high coupon or yield since market rates would have to increase significantly to surpass the bond's yield. The lower the yield, the higher the duration/price sensitivity to yield changes. As reference, the CBOE 10-Year Treasury Note Volatility Futures (VXTYN), Treasury securities Bond volatility has reached very high levels2 and, in the Adviser’s opinion, is unlikely to recede.

[1]	This calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
[2]	Chicago Board Options Exchange, CBOE 10-Year Treasury Note Volatility Futures [VXTYN], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/VXTYN.

Low interest rates, higher volatility due to greater interest rate sensitivity (at such low rates), and yield curve flattening resulting from Federal Reserve quantitative easing policies will, in the Adviser’s opinion, result in the impairment of the ability of the Treasury Fund to generate capital appreciation, a component of the Treasury Fund’s Investment Objective, from investment into intermediate-term Treasury securities, the type of assets in which the Treasury Fund principally invests. In the Adviser’s view, these factors – low interest rates, higher volatility due to greater interest rate sensitivity, and yield curve flattening, and other market forces will adversely affect the Treasury Fund by negatively impacting performance and limiting the attractiveness of the underlying investments in the Treasury Fund’s portfolio of securities and, hence, the Treasury Fund. In short, Centre will be less able to identify attractive investments for the Treasury Fund and will likely end up holding cash or just greater positions in fewer assets, and investors as a whole will not be attracted to the Treasury Fund because the investors don’t like the underlying portfolio securities.

Small Asset Size of the Treasury Fund and Lack of Asset Growth

The Adviser recognizes the small asset size of the Treasury Fund and its lack of growth since 2014. Accordingly, the Adviser does not anticipate that economies of scale will be achieved. As broker-dealers and independent registered investment advisors (“RIAs”) seem to be increasingly selective in choosing funds for their platforms, and increasingly reluctant to select funds with smaller asset bases that have demonstrated little to no growth, such as the Treasury Fund, Centre believes that the Treasury Fund is at risk of being eliminated from distribution platforms due to such rationing. The Adviser believes, including for the reasons described below, that the Infrastructure Fund will be more favored by broker-dealers and RIA distribution platforms, and therefore, over time, has a greater opportunity to grow and achieve economies of scale than the Treasury Fund. In addition Centre believes that the Acquiring Fund has a competitive advantage position in the market due to its early adoption of an investment strategy focused on infrastructure securities and may be attractive to broker-dealers and RIA firms.

Infrastructure Project Growth

The Adviser believes that infrastructure projects will be increasingly funded by publicly-listed companies, private entities, and non-general obligation public investment vehicles, e.g., revenue bonds, rather than traditional general obligation bonds from states and municipalities due to fiscal challenges. For the Infrastructure Fund, this means an opportunity to indirectly benefit from the potential growth and profitability of securities issued by companies and other entities in which the Fund invests or intends to invest. Assessments of, and positions expressed by, independent industry consultants indicate that there will be substantial growth on a global scale in many of the types of companies and securities in which the Infrastructure Fund invests, in accordance with its investment strategies. If the Reorganization is approved, and Treasury Fund shareholders become Infrastructure Fund shareholders, those shareholders may be able to gain exposure to infrastructure-related companies in a more cost-effective manner than had the Reorganization not occurred due to the absence of commissions as well as fund level transaction costs.

Infrastructure has historically offered equity-like returns, but with lower volatility and greater protection again a decrease in the value of a shareholder’s investment relative to broad, non-sector specific global equity indexes and, in an era of strained government budgets, Centre expects that many governmentally sponsored or desired infrastructure spending plans (e.g., 5G wireless networks) will turn to the private sector to finance, own and operate infrastructure assets, expanding the pool of investment opportunities.

In light of the foregoing, and the Adviser’s view that market conditions and government policies currently favor infrastructure investment, the Infrastructure Fund is expected to have greater prospects for growth, and a greater potential to be attractive to broker-dealers, RIAs, and their respective customers, than the Treasury Fund.

Potential Opportunities for Income

The Adviser believes the Reorganization will serve the best interests of, and be responsive to, the investment considerations of each Fund. Centre’s view is based on: (i) the high relative underlying divided yield of the Infrastructure Fund (as of March 31, 2020), 5.14%, as compared to the 2.69% underlying yield for the Treasury Fund; and (ii) the tax treatment of qualified dividends distributed by the Infrastructure Fund, which are taxable at the federal capital gains rate. Furthermore, the Adviser has the ability to invest 20% of the Infrastructure Fund’s net assets, plus borrowings for investment purposes, in debt securities that are infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. Lastly, the Infrastructure Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.

For additional information about the reasons for the Reorganization, please see the section of this Proxy Statement/Prospectus entitled “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board.”

2.       Board Consideration of the Reorganization

The Trustees, including a majority of the Independent Trustees, unanimously determined that the proposed Reorganization is in the best interests of both the Treasury Fund’s shareholders and the Infrastructure Fund’s shareholders.

In approving the proposed Plan and Reorganization with respect to the Treasury Fund, the Board considered the Adviser’s reasons for recommending the Reorganization and information presented to them by the Adviser regarding the alternatives to the Reorganization. The Board’s approval of the Plan and the Reorganization, and its determination to recommend that Treasury Fund shareholders approve the Plan, were based on the Board’s consideration of, among other factors: (i) the Adviser’s reasons for proposing the Plan (and the Reorganization provided for therein), and the terms and conditions of the Plan and the Reorganization; (ii) that the Adviser will pay all costs and expenses related to the Reorganization, except for any costs or expenses incurred in connection with the disposition of any portfolio securities (although no such costs or expenses were expected); (iii) the Funds’ respective investment objectives, strategies, policies, risks and restrictions and portfolio holdings, and the differences in such objectives, strategies, policies, risks, restrictions and holdings; (iv) the Adviser’s view that although the Infrastructure Fund currently has, and is expected to have after the Reorganization, higher expense ratios than the current expense ratios of the Treasury Fund, on balance, Treasury Fund shareholders will benefit from the Reorganization because of the opportunity to achieve current income and higher yield in a fund with the potential for growth; (v) whether the expectations of Treasury Fund shareholders in selecting that fund for investment would be met as shareholders of the Infrastructure Fund; (vi) the Funds' respective inception dates, performance records, distribution policies and yield rates; (vii) the size of each Fund and the Adviser's view regarding each Fund's future growth prospects, including with respect to the potential effect of the tax reforms and market conditions on Fund growth; (viii) the comparative gross and net fees and expenses of the Funds, the terms of the Funds' respective expense limitation agreements (including their termination dates), and that, subject to approval of the Plan (and the Reorganization provided for therein) by Treasury Fund shareholders; (ix) the nature, extent and quality of the services to be provided to the Treasury Fund shareholders following the Reorganization; (x) the anticipated tax treatment of the Reorganization and the benefits expected to be derived from the Reorganization by the Funds and the Adviser; (xi) with respect to the Treasury Fund, the potential alternatives to the Reorganization and the Adviser’s reasons for determining that the Reorganization would be beneficial to Treasury Fund shareholders; and (xii) the Adviser’s determination that shareholders’ interests will not be diluted.

For additional information about the Board’s considerations in approving the Plan and the Reorganization, please see the section of this Proxy Statement Prospectus entitled, “The Proposed Plan and Reorganization - Reasons for the Reorganization Considered by the Board.”

The Board has approved the Plan and the Reorganization, and recommends that you vote “FOR” the Plan.

The Proposed Plan and the Reorganization

If, subject to approval of the Plan by Treasury Fund shareholders, the Reorganization takes place, then (i) Investor Class shareholders of the Treasury Fund will become Investor Class shareholders of the Infrastructure Fund; (ii) Institutional Class shareholders of the Treasury Fund will become Institutional Class shareholders of the Infrastructure Fund; (iii) shares of the Infrastructure Fund received by shareholders of the Treasury Fund will have the same aggregate net asset value as the shares of the Treasury Fund held immediately prior to the Reorganization; and (iv) the Treasury Fund will be terminated.

Subject to Treasury Fund shareholder approval and the satisfaction (or waiver) of certain conditions set forth in the Plan, it is anticipated that the Reorganization will occur on or about August 21, 2020, or such other date as is agreed to by the parties (the Closing Date). The Plan may be terminated and the Reorganization may be abandoned at any time prior to the closing, (i) by the Trust, on behalf of the Treasury Fund, if any conditions precedent to the obligations of the Treasury Fund have not been satisfied; (ii) by the Trust, on behalf of the Infrastructure Fund, if any conditions precedent to the obligations of the Infrastructure Fund have not been satisfied; or (iii) by the mutual consent of the parties. If the Treasury Fund’s shareholders do not approve the Plan and resulting Reorganization, the Fund will continue to operate, and the Board may take any further action as it deems to be in the best interests of the Treasury Fund and its shareholders, subject to approval by the Fund’s shareholders, if required by applicable law.

Centre will pay all of the costs and expenses related to the Reorganization. Such costs and expenses may include (i) fees and expenses of the independent registered public accounting firm of the Funds and legal fees incurred by the Funds in connection with the Reorganization; (ii) expenses associated with preparing, printing and mailing this Proxy Statement/Prospectus; (iii) expenses associated with preparing and filing the Registration Statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), covering the shares of the Infrastructure Fund to be issued in the Reorganization; (iv) expenses associated with soliciting proxies in connection with the meeting of shareholders of the Treasury Fund; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Infrastructure Fund to be issued in connection with the Reorganization; (vi) any operating expenses related to the Reorganization; (vii) any fees and expenses of the Infrastructure Fund’s custodian and transfer agent incurred by the Fund in connection with the Reorganization; (viii) any special pricing fees associated with the valuation of a Fund’s portfolio; (ix) fees and expenses related to preparing, printing and mailing any supplement to a Fund’s prospectus and statement of additional information that may be required in connection with the Reorganization; and (x) costs and expenses of holding the Special Meeting (including any adjournments or postponements thereof).

Comparison of the Funds

This comparison is not complete. For more complete information, please read this entire document.

Investment Objectives and Principal Investment Strategies

As reflected below, the Treasury Fund and the Infrastructure Fund do not have identical investment objectives or principal investment strategies. Among the principal differences between the investment strategies of the Funds are that, under normal market conditions, (i) the Treasury Fund typically invests primarily in debt securities, while the Infrastructure Fund invests primarily in equity securities issued by infrastructure-related companies, as defined by the Fund; and (ii) the Treasury Fund does not invest in non-U.S. (foreign) securities, while the Infrastructure Fund normally invests at least 40% of its assets in foreign securities. Additional information regarding the respective investment objectives, principal investment strategies and policies of each of the Treasury Fund and the Infrastructure Fund appears in Appendix B to this Proxy Statement/Prospectus.

Investment Objective. The Treasury Fund and the Infrastructure Fund have similar investment objectives. The Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income . The Infrastructure Fund seeks long-term growth of capital and current income. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies. Under normal circumstances, the Treasury Fund invests primarily in certain U.S. Treasury Securities and the Infrastructure Fund invests primarily in certain equity securities. The Treasury Fund invests predominantly in U.S. securities. In contrast, the Infrastructure Fund normally invests at least 40% of its assets in securities issued by non-U.S. companies.

Treasury Fund

The Treasury Fund, a diversified fund, under normal market conditions, will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months), and Treasury Inflation-Protected Securities (“TIPS”), the (“Treasury Fund 80% Policy”). The Treasury Fund 80% Policy is non-fundamental and may be changed without shareholder approval.

The Adviser’s investment strategy with respect to the Fund focuses primarily on interest rates, the anticipated direction of interest rates month-over-month, duration, and management of duration. In managing the Fund, the portfolio manager utilizes a highly disciplined approach that is statistically based and employed to forecast the interest rate outlook. This investment methodology is based on the basic economic theory of interest rate behavior and combines measures of economic growth (e.g., employment growth), inflationary expectations (e.g., the behavior of precious metals prices) and certain market based factors (e.g., interest rate trends). The Adviser seeks to identify both the cyclical path of interest rates as well as short term deviations away from the cyclical path.

In selecting investments for the Fund, the Adviser considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser utilizes a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. The Adviser reviews the Fund’s portfolio on a monthly basis and adjusts it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser also assesses the relative yields available on securities with different maturities and future changes in interest rates. The Adviser may select securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio.

Infrastructure Fund

The Infrastructure Fund is a diversified fund that normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies (the “Infrastructure Fund 80% Policy”). For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from, the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing). The Infrastructure Fund 80% Policy may be changed without shareholder approval. The Fund must comply with the Infrastructure Fund 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with the policy.

The remaining 20% of the Infrastructure Fund’s net assets, plus borrowings for investment purposes, may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industries, sectors and market capitalizations. The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.

Under normal market conditions, the Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries, such as Japan, Spain, Canada, and the United Kingdom. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund intends to generally maintain a fully-invested posture, and, as such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading of its portfolio securities depending on market conditions, which may result in a high portfolio turnover rate and cause the Fund to incur related increased transaction costs, including brokerage commissions.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added3 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price. In determining whether a particular company or security may be a suitable investment, the Adviser may consider, among other attributes, a company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, management, commitment to shareholders interests and other indications that a company or a security may be an attractive investment for the Fund. The Adviser also integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Infrastructure Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

Investment Advisory Services

Fund Adviser. Centre Asset Management, LLC is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven specialist active asset manager and began operating in 2006. Centre offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam, a worldwide financial services group listed on the Johannesburg Stock Exchange, resulting in Sanlam making an equity investment into the firm. Centre is an independently operated investment partner within Sanlam’s Investments Management Cluster, which is an investment management business managing and advising on approximately $79 billion in assets as of December 31, 2019 through a range of funds and segregated accounts that span the asset class spectrum, delivered in a global, diversified multi-boutique framework. Centre is designed to combine the benefits of a boutique, entrepreneurial investment culture with the associated economies of scale from the distribution and operational support from its large Group investor and other strategic partners around the world. Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own 25% or more of Centre’s voting securities. As of December 31, 2019, Centre had approximately $1.0 billion in assets under management.

[3]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Investment Advisory Agreements. For each of the Treasury Fund and the Infrastructure Fund, Centre has entered into an investment advisory agreement with the Trust, on behalf of the Fund. Pursuant to each investment advisory agreement, and subject to the general oversight of the Board, Centre is responsible for, among other things, developing a continuing investment program for the Fund in accordance with the Fund’s investment objectives and reviewing the Fund’s investment strategies and policies.

As part of the Reorganization and conditional upon the reorganization being approved by shareholders, the Adviser has agreed to lower its advisory fee from 0.90% to 0.85%; the advisory fee rate of the Treasury Fund is 0.40%. The current net expense ratios for Investor Class and Institutional Class shares of the Infrastructure Fund are 1.25% and 1.00%, respectively; and the net expense ratios for Investor Class and Institutional Class shares of the Treasury Fund are 1.11% and 0.67%, respectively. Each Fund is responsible for expenses not otherwise assumed by Centre, including: interest and taxes; brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; fees and expenses of the Independent Trustees; legal and audit expenses; all fees and expenses of any custodian, shareholder services agent, transfer agent and/or accounting services agent of the Fund; fees and expenses related to the registration and qualification of the Fund’s shares for distribution under state and federal securities laws; expenses of printing and mailing reports, notices and any proxy materials to shareholders; expenses incidental to holding a meeting of shareholders, including the expenses associated with proxy solicitations; the Fund’s proportionate share of insurance premiums on fund property or personnel that inure to its benefit, including liability and fidelity bond insurance; the Fund’s proportionate share of any association membership dues or educational program expenses determined appropriate by the Board; expenses of typesetting and printing, and mailing to existing shareholders, the Fund’s prospectus; local market regulatory, exchange and compliance fees, duties and taxes; charges of independent pricing services; and except as otherwise provided herein, all other charges and costs of the operation of the Fund and any of its extraordinary and non-recurring expenses.

Under the investment advisory agreement for each Fund, in the absence of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties pursuant to the investment advisory agreement, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

Advisory Fee Reduction / Expense Reimbursement. Centre has entered into a written expense limitation agreement for each Fund.

Pursuant to the expense limitation agreement for the Treasury Fund, Centre has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2021 to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.80% of the average daily net assets of the Investor Class shares of the Fund, and 0.60% of the average daily net assets of the Institutional Class shares of the Fund.

Pursuant to the expense limitation agreement for the Infrastructure Fund, Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2021) incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares; expenses in the table above reflect his expense limitation. Effective July 22, 2019, the Adviser further contractually agreed, to limit its advisory fees and/or reimburse other expenses of the Fund through July 21, 2020 to the extent necessary to limit total net operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, distribution/service (Rule 12b-1) fees, and shareholder services fees, but excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. Each expense limitation agreement may be terminated at any time by the Board, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Any recoupment provision is limited to the lesser of (A) the expense limitation in effect at the time of the waiver; and (B) the expense limitation in effect at the time of recoupment.

The expense limitation agreement for each Fund may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon 60 days’ written notice to the Adviser, and will automatically terminate if the Fund’s investment advisory agreement is terminated. Neither agreement may be terminated by the Adviser without the consent of the Board. The Adviser may recoup from a Fund any advisory fees the Adviser has waived, or be reimbursed by a Fund for any operating expenses the Adviser has paid, pursuant to the Fund’s expense limitation agreement in the first, second and third fiscal years following the fiscal year in which any such waiver or reimbursement occurs, provided that the Fund’s operating expenses, after giving effect to the payment, do not exceed the expense limitation in effect at the time the waiver or reimbursement is made (or any lower expense limitation to which the Trust, on behalf of the Fund, and the Adviser may otherwise agree).

Distribution and Shareholder Services

ALPS Distributors, Inc. (the “Distributor”) distributes the shares of each Fund pursuant to a Distribution Agreement with the Trust. The Distributor offers each Fund’s shares on a continuous, best-efforts basis.

The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). Under the Plan, Investor Class shares of each Fund may pay a fee to one or more persons or entities for rendering shareholder or distribution services, and for bearing any expenses relating to such services, with respect to such Investor Class shares. For each Fund, the aggregate fee amount will not exceed 0.25% of the Fund's average daily net assets attributable to its Investor Class shares.

The Trust has also adopted a shareholder services plan, pursuant to which each Fund is authorized to pay third party service providers for rendering non-distribution shareholder services. For each Fund, these payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of the Fund, and 0.10% with respect to Institutional Class shares of the Fund.

Purchase and Redemption Procedures

The Treasury Fund and the Infrastructure Fund have identical purchase and redemption procedures. Purchases and sales (redemptions) of shares of each Fund are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order.

You may generally buy or redeem shares of either Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares may be purchased through authorized financial intermediaries (such as financial planners, advisers or broker-dealers). If an order is received by a Fund (or its agent or authorized financial intermediary) in proper form before the close of trading on the NYSE on a Business Day, the price paid or received by a shareholder will be based on the Fund’s per share net asset value on that Business Day. If an order is received after the close of the NYSE, the price paid or received will be based on the per share net asset value determined on the next Business Day.

The minimum amounts required to invest in, or add to, an account with each Fund are identical, as shown below. These amounts may be waived in the discretion of Centre or the applicable Fund. The Infrastructure Fund intends to waive the applicable minimum investment requirements for Treasury Fund shareholders who receive either Investor Class or Institutional Class shares of the Infrastructure Fund through the Reorganization.

	Treasury Fund – Investor Class Shares	Infrastructure Fund – Investor Class Shares
	Investment Minimums	Investment Minimums
Regular (New Investor)	$5,000	$5,000
Additional Investment (Current Fund Shareholders)	$1,000	$1,000
Individual retirement account (IRA), qualified retirement plan or within a wrap-fee account	$5,000	$5,000

	Treasury Fund – Institutional Class Shares	Infrastructure Fund – Institutional Class Shares
	Investment Minimums	Investment Minimums
Regular (New Investor)	$1,000,000	$1,000,000
Additional Investment (Current Fund Shareholders)	$10,000	$10,000

Purchase and Redemption Fees and Expenses

Shares of the Infrastructure Fund that are sold or exchanged after holding such shares for 90 days or less are subject to a redemption fee of 2.00%, which may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Infrastructure Fund and are designed to help offset brokerage commissions, market impact and other costs associated with short-term shareholder trading. The Treasury Fund does not have a redemption fee.

Exchange Procedures

For each Fund, shareholders who have held all or part of their shares in the Fund for at least seven days may generally exchange those shares for shares of another series of the Trust of the same class. A shareholder may transfer between share classes, subject to any minimum investment requirements applicable to the class into which the shareholder seeks to transfer.

Any exchange is the redemption of shares from one fund followed by the purchase of shares in another fund. Accordingly, any gain or loss realized on the exchange is recognizable for federal income tax purposes, except with respect to a tax-deferred account. In addition, a redemption fee may apply if the shares being exchanged are subject to a redemption fee, and the shares are exchanged within 90 days after such shares were purchased or exchanged (or obtained by a Treasury Fund shareholder in connection with the Reorganization).

Federal Tax Treatment

Centre believes that each Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the Board believes that each Fund has been, and is expected to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to the Fund’s shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

To be considered a tax-free “reorganization” under the applicable provisions of the Code, an acquiring fund must, among other requirements, either (i) continue the target’s historic business, or (ii) use a significant portion of the target’s historic business assets in a business. Because the Infrastructure Fund will neither use a significant portion of the Treasury Fund's assets in its business nor continue the Treasury Fund's historic business, the combination of the Treasury Fund with the Infrastructure Fund will not be treated as a tax-free “reorganization” under section 368(a) of the Code. Assuming the reorganization is not a tax-free “reorganization,” then, with respect to each Fund:

(a) The Treasury Fund will recognize gain or loss, if any, from the transfer of its assets to the Infrastructure Fund. However, based on the current fair market value of its holdings as well the realized losses by the Treasury in the current fiscal and calendar year, the Treasury Fund does not expect to realize net taxable gains as a result of this transfer, although there can be no assurance that this will be the case;

(b) The Infrastructure Fund will not recognize any gain or loss upon the transfer of the Treasury Fund’s assets to the Infrastructure Fund in exchange solely for Infrastructure Fund shares and the Infrastructure Fund’s assumption of the Treasury Fund’s liabilities;

(c) The Infrastructure Fund’s tax basis in each asset of the Treasury Fund will be equal to the fair market value of such asset at the time of the Reorganization and the Infrastructure Fund’s holding period for each asset of the Treasury Fund will begin anew with the Reorganization;

(d) A shareholder of the Treasury Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Treasury Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Treasury Fund shares immediately prior to the Reorganization. Long-term capital gains are subject to preferential tax rates in the hands of non-corporate U.S. shareholders. The use of capital losses is subject to significant limitations; and

(e) A Treasury Fund shareholder’s aggregate tax basis in the Infrastructure Fund shares such shareholder receives in the Reorganization will be equal the fair market value of such Infrastructure Fund shares and the, shareholder’s holding period for those Infrastructure Fund shares will begin anew with the Reorganization.

The Plan provides that, on or before the Closing Date (as defined in the Plan), the Treasury Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date (as defined in the Plan), which, together with all previous such dividends, will have the effect of distributing to the Treasury Fund’s shareholders all of the Treasury Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code, (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Treasury Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

If the Treasury Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the Treasury Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the Treasury Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. A significant portion of the investments from the portfolio of the Treasury Fund will be disposed of in anticipation of the Reorganization due to the Infrastructure Fund’s prospectus restrictions, investment strategies, policies, or applicable law. Because such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Treasury Fund, are not expected to result in the Treasury Fund having a net capital gain, the Treasury Fund does not intend to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, Treasury Fund shareholders should not have increased taxable distributions. Shareholders of the Treasury Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Treasury Fund prior to the Closing Date. In addition, because the shareholders of the Treasury Fund will receive shares of the Infrastructure Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Infrastructure Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Infrastructure Fund, as well as any taxable gains realized by the Infrastructure Fund but not distributed to its shareholders prior to the Reorganization.

PRINCIPAL RISK FACTORS OF
THE FUNDS

The principal risks of investing in the Treasury Fund and Infrastructure Fund are summarized below. While the Funds’ respective principal investment strategies differ in some ways, there are some similarities between the Funds’ respective principal investment risks. For example, interest rate risk, credit risk, fixed-income securities and liquidity risk are disclosed as principal risks for each of Fund. There are, however, various differences in the principal investment risks to which each Fund is subject. For example, unlike the Treasury Fund, infrastructure-related company investment risk and market risk are some of the disclosed principal risk factors of investing directly in the Infrastructure Fund but are not disclosed as principal risk factors of investing in the Treasury Fund.

Fund shares, like other mutual fund shares, are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Before investing in a fund, an investor should carefully consider the investor’s own investment goals, the amount of time available to leave money invested and the amount of risk the investor is willing to take. Investing in either of the Treasury Fund or the Infrastructure Fund may expose shareholders to certain risks that could cause shareholders to lose money.

Principal Risks of Both the Treasury Fund and the Infrastructure Fund

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect a Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

Interest Rate Risk. Changes in interest rates will affect the value of a Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Each Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations, but increasing interest rates may have an adverse effect on the value of the Fund’s investment portfolio as a whole, as investors and markets adjust expected returns relative to such increasing rates.

Income Risk. Income risk is the risk that the income received by a Fund may decrease as a result of falling interest rates.

Fixed-Income Securities Risk. Fixed-income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed-income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed-income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility. As interest rates rise, the value of fixed-income securities typically declines.

Investment Adviser Risk. Centre’s implementation of each Fund’s strategy may fail to produce the intended results. Centre’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The performance of the Treasury Fund, which seeks returns relating to changes in interest rates over time and management of duration, may be more adversely affected than that of other funds if Centre’s interest rate forecasts are incorrect.

Additional Principal Risks of the Treasury Fund

Derivative Risk. Loss may result from the Fund’s use of derivatives, including exchange-traded futures on bond indices or U.S. Treasury notes and bonds. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.

TIPS-Related Risks. TIPS are issued with a fixed interest rate and a fixed maturity date, but their principal value will change, as the U.S. Treasury raises or lowers such value each month to keep pace with inflation. Consequently, the coupon payments made to investors will also vary. Although generally considered a low-risk investment because they are backed by the U.S. government and have a fixed interest rate, TIPS are long-duration assets, sensitive to changes in interest rates and, in the short term, can experience substantial fluctuations in price. In addition, TIPS could lose value during protracted periods of deflation.

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Accordingly, a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average duration. By way of example, the price of a bond portfolio with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Additional Principal Risks of the Infrastructure Fund

Common Stock Risk. The value of common stocks held by the Infrastructure Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects.

Infrastructure-Related Company Investment Risk. The Infrastructure Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects and government regulation of rates, general changes in market sentiment towards infrastructure assets, high interest costs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, energy conservation policies, service interruptions, the imposition of special tariffs, and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

Sector Risk. The Infrastructure Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Foreign and Emerging Market Securities Risk. Investing in foreign securities involves investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets, and there may be difficulties enforcing contractual obligations. It may take more time for trades to clear and settle, and the value of the Fund’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The Fund’s investments in ADRs and GDRs entail similar investment risks to direct ownership of foreign securities traded outside the U.S.

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Municipal Obligations. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Convertible Securities Risk. The value of a convertible security usually falls when market interest rates rise, and convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due. The market value of a convertible security may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities are also subject to the same types of market and issuer risks that apply to the underlying common stock.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

MLP Investment Risk. An MLP that invests in a particular industry (e.g. oil, gas and consumable fuels) may be adversely affected by detrimental economic events within that industry. As a partnership, an MLP may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors, such as the Fund.

Portfolio Turnover Risk. Centre sells portfolio securities when it believes that it is in the interests of the Fund and its shareholders to do so. Portfolio turnover may involve paying brokerage commissions and other transaction costs, as well as additional expenses for the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Infrastructure Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Small-Cap and Mid-Cap Securities Risk. The Fund may invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, may be traded in volumes that are lower than are typical of larger company securities, and their prices may be more volatile.

COMPARISON OF FEE TABLES AND EXAMPLES

Fee Tables

In connection with an investment in the Treasury Fund or the Infrastructure Fund, shareholders will pay indirectly various expenses. This is because each Fund pays fees and expenses that reduce the return on a shareholder’s investment in the Fund. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The fees and expenses of each of the Treasury Fund and the Infrastructure Fund shown below are based on the fees and expenses incurred by the applicable Fund for March 31, 2020. The Pro Forma fees and expenses of the Infrastructure Fund shown below are based on the estimated fees and expenses for March 31, 2020. The Reorganization will not cause a shareholder to directly pay any additional fees.

Treasury Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses
Shareholder Service Fees	0.06%	0.07%
Other Expenses	0.66%	0.66%
Total Other Expenses	0.72%	0.73%
Total Annual Fund Operating Expenses (before fee waiver and/or expense reimbursements)	1.37%	1.13%
Fee Waiver and/or Reimbursement*	-0.26%	-0.46%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.11%	0.67%

*	Centre, the investment adviser to the Fund, has agreed, to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2021 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees but excluding, as applicable, any taxes, leverage interest, distribution/ service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Infrastructure Fund

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Investor Class Pro Forma	Institutional Class	Institutional Class Pro Forma
Management Fees	0.90%	0.85%	0.90%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	None	None
Other Expenses
Shareholder Service Fees	0.07%	0.07%	0.04%	0.04%
Other Expenses	0.67%	0.66%	0.67%	0.66%
Total Other Expenses	0.73%	0.73%	0.71%	0.70%
Total Annual Fund Operating Expenses	1.89%	1.83%	1.61%	1.55%
Fee Waiver and/or Reimbursement*	-0.52%	-0.46%	-0.47%	-0.41%
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.37%	1.37%	1.14%	1.14%

Treasury Fund and Infrastructure Fund

Shareholder Fees (fees paid directly from your investment)

	Treasury Fund Investor Class	Treasury Fund Institutional Class	Infrastructure Fund Investor Class	Infrastructure Fund Investor Class Pro Forma	Infrastructure Fund Institutional Class	Infrastructure Fund Institutional Class Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	None	None	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Treasury Fund Investor Class	Treasury Fund Institutional Class	Infrastructure Fund Investor Class	Infrastructure Fund Institutional Class	Infrastructure Fund Investor Class Pro Forma	Infrastructure Fund Institutional Class Pro Forma
Management Fees	0.40%	0.40%	0.90%	0.90%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.00%	0.25%	None	0.25%	None
Other Expenses
Shareholder Service Fees	0.06%	0.07%	0.07%	0.04%	0.07%	0.04%
Other Expenses	0.66%	0.66%	0.67%	0.67%	0.66%***	0.66%***
Total Other Expenses	0.72%	0.73%	0.74%	0.71%	0.73%	0.70%
Total Annual Fund Operating Expenses	1.37%	1.13%	1.89%	1.61%	1.83%	1.55%
Fee Waiver and/or Reimbursement	-0.26%*	-0.46%*	-0.52%**	-0.47%**	-0.46%**	-0.41%**
Total Annual Fund Operating Expenses (after fee waiver and/or expense reimbursement)	1.11%	0.67%	1.37%	1.14%	1.37%	1.14%

*	Centre, the investment adviser to the Fund, has agreed, to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2021 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees but excluding, as applicable, any taxes, leverage interest, distribution/ service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

**	Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2021) incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares; expenses in the table above reflect his expense limitation Effective July 22, 2019, the Adviser further contractually agreed, to limit its advisory fees and/or reimburse other expenses of the Fund through July 21, 2020 to the extent necessary to limit total net operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, distribution/service (Rule 12b-1) fees, and shareholder services fees, but excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. Each expense limitation agreement may be terminated at any time by the Board, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Any recoupment provision is limited to the lesser of (A) the expense limitation in effect at the time of the waiver; and (B) the expense limitation in effect at the time of recoupment.

***	“Other Expenses” reflect the pro forma impact of the Reorganization.

Example

The examples set forth below are intended to help you compare the cost of investing in the Treasury Fund and the Infrastructure Fund with other mutual funds. Each example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Treasury Fund and Infrastructure Fund

	One Year	Three Years	Five Years	Ten Years
Treasury Fund - Investor Class	$113	$408	$725	$1,622
Treasury Fund - Institutional Class	$68	$313	$578	$1,332
Infrastructure Fund - Investor Class	$139	$543	$972	$2,166
Infrastructure Fund - Institutional Class	$116	$462	$831	$1,869
Infrastructure Fund - Investor Class Pro Forma	$139	$531	$947	$2,107
Infrastructure Fund - Institutional Class Pro Forma	$116	$449	$806	$1808

EXISTING AND PRO FORMA CAPITALIZATION OF THE FUNDS

The following tables set forth the unaudited capitalization of the Treasury Fund and the Infrastructure Fund as of March 31, 2020. The following tables also set forth the unaudited combined capitalization of the Infrastructure Fund on a pro forma basis, as of that date after giving effect to the Reorganization. The capitalization of the Infrastructure Fund will likely be different at the time that the Reorganization is consummated. The pro forma number of shares outstanding of the Infrastructure Fund, giving effect to the Reorganization as of March 31, 2020, was calculated by adding the number of shares outstanding of the Infrastructure Fund and the number of shares to be issued to shareholders of the Treasury Fund. The number of shares to be issued to the shareholders of the Treasury Fund was calculated by dividing the total net assets of that Fund by the net asset value per share of the Infrastructure Fund.

Treasury Fund and Infrastructure Fund

(Unaudited)	Treasury Fund – Investor Class Shares	Treasury Fund – Institutional Class Shares	Infrastructure Fund – Investor Class Shares	Infrastructure Fund – Institutional Class Shares	Pro Forma Adjustments – Investor Class Shares	Pro Forma Adjustments – Institutional Class Shares	Pro Forma Combined – Investor Class Shares	Pro Forma Combined – Institutional Class Shares
Total Net Assets	$26,852,289	$3,165,778	$18,208,063	$6,322,151	-	-	$45,060,352	$9,487,929
Shares Outstanding	2,885,436	337,893	2,273,367	788,682	466,709	56,459	5,625,512	1,183,034
Net Asset Value per Share	$9.31	$9.37	$8.01	$8.02	-	-	$8.01	$8.02

THE PROPOSED PLAN AND REORGANIZATION

The following is a summary of key information concerning the proposed Plan, which provides for the Reorganization. More detailed information appears in the Plan, a form of which is attached to this Proxy Statement/Prospectus as Appendix A, and in the documents incorporated by reference into this Proxy Statement/Prospectus.

Pursuant to the Plan, the Infrastructure Fund will acquire all of the assets, and assume the liabilities, of the Treasury Fund in exchange for full and fractional shares of beneficial interest of the Infrastructure Fund. The value of the Treasury Fund’s assets shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the Infrastructure Fund’s valuation policies and procedures on the Business Day immediately preceding the Closing Date (the “Valuation Date”). The net asset value of each share of the Infrastructure Fund will be the net asset value per share computed on the Valuation Date, calculated in accordance with the Infrastructure Fund’s valuation policies and procedures.

No sales loads, commissions or other transactional fees will be imposed on shareholders by the Funds in connection with the Reorganization. The Reorganization should not result in dilution of the net asset value of either Fund immediately following consummation of the Reorganization. Although a shareholder of the Treasury Fund will receive a different number of shares of the Infrastructure Fund compared to what the shareholder originally held in the Treasury Fund, the total dollar value of shares held will remain the same.

The Plan must be approved by the affirmative vote of a majority of the outstanding voting securities of the Treasury Fund. For this purpose, and under the 1940 Act, the “vote of a majority of the outstanding voting securities” of the Treasury Fund means the lesser of (i) 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Approval of the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

If Treasury Fund shareholders approve the Reorganization, all required regulatory approvals, if any, are obtained, and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about (insert date), or such other date as is agreed to by the parties (the Closing Date). If the Treasury Fund’s shareholders do not approve the Reorganization, the Fund will continue to operate and the Trustees may take any further action they deem to be in the best interest of the Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

Significant Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization, which is attached hereto as Appendix A.

Valuation. The assets of the Treasury Fund will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the Infrastructure Fund’s then-current Prospectus and Statement of Additional Information on the Valuation Date, or at such time on such earlier or later date as may be mutually agreed upon in writing by the parties. The net asset value of each share of the Infrastructure Fund will be the net asset value per share computed on the Valuation Date, using the market valuation procedures set forth in the Fund’s then-current Prospectus and Statement of Additional Information.

Issuance and Distribution of Infrastructure Fund Shares. Immediately following the Closing (as defined in the Plan), the Treasury Fund will distribute (i) to its Investor Class shareholders, Investor Class shares of the Infrastructure Fund; and (ii) to its Institutional Class shareholders, Institutional Class shares of the Infrastructure Fund. The distribution will be accomplished by an instruction from an officer of the Trust to transfer the Infrastructure Fund’s shares credited to the Treasury Fund’s account on the books of the Infrastructure Fund to open accounts on the books of the Infrastructure Fund in the names of record of the Treasury Fund’s investors and representing the full and fractional number of Infrastructure Fund shares due each Treasury Fund investor. All issued and outstanding Investor Class shares and Institutional Class shares of the Treasury Fund will be cancelled, and any outstanding share certificates representing interests in the Treasury Fund will represent only the right to receive such number of the corresponding class of shares of the Infrastructure Fund after the Closing. Following the transfer of the Treasury Fund’s assets by the Treasury Fund to the Infrastructure Fund and the assumption of the Treasury Fund’s liabilities in exchange for shares of the Infrastructure Fund as contemplated in the Plan, the Treasury Fund will file any final regulatory reports, including any Form N-SAR (or equivalent form), and/or Rule 24f-2 filing that may be required with respect to the Treasury Fund promptly after the Closing. The Treasury Fund will also take such steps as are necessary and proper to effect the termination the Fund in accordance with the laws of the state of Delaware and other applicable requirements.

Expenses. The Adviser will pay all of the expenses related to the Reorganization. Such expenses include, as applicable, (i) fees and expenses of counsel and independent registered public accounting firm of each Fund incurred in connection with the Reorganization; (ii) expenses associated with preparing this Proxy Statement/Prospectus, and preparing and filing the Registration Statement on Form N-14 under the 1933 Act covering the shares of the Infrastructure Fund to be issued in the Reorganization, and expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the Special Meeting; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the shares of the Infrastructure Fund to be issued in connection with the Reorganization; (iv) all operating expenses related to the Reorganization; (v) any fees and expenses of the Infrastructure Fund’s custodian and transfer agent incurred in connection with the Reorganization; and (vi) any special pricing fees associated with the valuation of Fund portfolios on the Valuation Date.

Amendments and Conditions. The Plan may be amended as mutually agreed upon by the parties, except that, following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of the Infrastructure Fund to be delivered to the Treasury Fund’s investors to the detriment of such investors, or otherwise materially and adversely affecting the Treasury Fund, without approval by that Fund’s shareholders. The obligations of each Fund pursuant to the Plan are subject to various conditions, including the requisite approval of the Plan by the Treasury Fund’s shareholders. In addition, the obligations of each Fund are subject to, among other conditions, the condition that all of the representations and warranties are true and correct in all material respects and certain opinions of legal counsel have been received.

Termination. The Plan may be terminated and the Reorganization may be abandoned at any time prior to the closing, (i) by a Fund if any conditions precedent to the obligations of the Fund have not been satisfied; or (ii) by the mutual consent of the parties.

Description of Infrastructure Fund Shares

Each Infrastructure Fund share issued to shareholders of the Treasury Fund in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The Infrastructure Fund shares will be sold and redeemed based upon the net asset value of the Fund next determined after receipt of the purchase or redemption request.

Reasons for the Reorganization Considered by the Board

As noted above, at a meeting of the Board held on May 22, 2020, the Adviser recommended, and the Board considered, the proposed Reorganization. The Adviser’s reasons for proposing the Reorganization, and the Board’s consideration of the Reorganization, are described below.

1.       Adviser’s Reasons for the Reorganization

Centre regularly evaluates the Funds and their prospects for future growth and changes in the marketplace. The Adviser believes that the historical benefits of income as well as stability of principal value derived from investing in Treasury bonds are greatly diminished resulting in the Treasury Fund not having the ability potentially to meet its Prospectus Investment Objective and investor expectations.

Attractive Levels of Current Income No Longer Exist. The Adviser believes that in the current interest rate environment, the Treasury Fund is faced with an inability to meet its Investment Objective of providing current income. During the 1st quarter of 2020, the yield on the benchmark 10-year U.S. Treasury bond fell below 1 percent, and during periods of increased market volatility, dropped below 0.4 percent in March. Along with the 10-year bond, yields on other U.S. Treasury bonds and notes dipped into uncharted territory historically as well; yields on the 30-year bond fell below 1 percent for the first time in history and briefly dropping to a low of just over 0.7 percent. Real (after inflation) yields across the Treasury securities curve are negative and prices in the futures markets during May 2020 suggest negative nominal short-term interest rates for 2021.

It is the Adviser’s view that the collapse in Treasury securities yields coupled with an expected prolonged suppression of interest rates as a result of Federal Reserve policies, the benefits derived from having a treasury fund as part of a portfolio’s income allocation can be attained from other sources. As of March 31, 2020, the Treasury Fund’s current SEC yield was negative 0.26% whereas it was 4.55% for the Infrastructure Fund, Investor Class Shares, and 0.17% and 4.28%, respectively, for the Treasury and Infrastructure Funds, Institutional Class Shares4. Each Fund pays monthly distributions of income.

Impaired Potential for Capital Appreciation and Risk of Increased Volatility of Treasury Securities. Bond yields move inversely to price. When investment flows into bonds, prices historically rise, and yields fall. Under normal market conditions, the higher the coupon rate or yield, the lower a bond's degree of convexity. In other words, there's less risk to the investor when the bond has a high coupon or yield since market rates would have to increase significantly to surpass the bond's yield. The lower the yield, the higher the convexity/price sensitivity to yield changes. As reference, the CBOE 10-Year Treasury Note Volatility Futures (VXTYN), Treasury Bond volatility has reached very high levels5 and, in the Adviser’s opinion, unlikely to recede.

[4]	This calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Low interest rates, higher volatility due to greater interest rate sensitivity (at such low rates), and yield curve flattening resulting from Federal Reserve quantitative easing policies will, in the Adviser’s opinion, result in the impairment of the ability of the Treasury Fund to generate capital appreciation, a component of the Treasury Fund’s Investment Objective, from investment into intermediate-term Treasury securities, the type of assets in which the Treasury Fund principally invests. In the Adviser’s view, these factors – low interest rates, higher volatility due to greater interest rate sensitivity, and yield curve flattening, and other market forces will adversely affect the Treasury Fund by negatively impacting performance and limiting the attractiveness of the underlying investments in the Treasury Fund’s portfolio of securities and, hence, the Treasury Fund. In short, Centre will be less able to identify attractive investments for the Treasury Fund and will likely end up holding cash or just greater positions in fewer assets, and investors as a whole will not be attracted to the Treasury Fund because the investors don’t like the underlying portfolio securities.

Small Asset Size of the Treasury Fund and Lack of Asset Growth. The Adviser recognizes the small asset size of the Treasury Fund and its lack of growth since 2014. Accordingly, the Adviser does not anticipate that economies of scale will be achieved. As broker-dealers and independent registered investment advisors (“RIAs”) seem to be increasingly selective in choosing funds for their platforms, and increasingly reluctant to select funds with smaller asset bases that have demonstrated little to no growth, such as the Treasury Fund, Centre believes that the Treasury Fund is at risk of being eliminated from distribution platforms due to such rationing. The Adviser believes, including for the reasons described below, that the Infrastructure Fund will be more favored by broker-dealers and RIA distribution platforms, and therefore, over time, has a greater opportunity to grow and achieve economies of scale than the Treasury Fund. In addition, Centre believes that the Acquiring Fund has a competitive, first mover-type advantage position in the market and may be attractive to broker-dealers and RIA firms.

Infrastructure Project Growth. The Adviser believes that infrastructure projects will be increasingly funded by publicly-listed companies, private entities, and non-general obligation public investment vehicles, e.g., revenue bonds, rather than traditional general obligation bonds from states and municipalities due to fiscal challenges. For the Infrastructure Fund, this means an opportunity to indirectly benefit from the potential growth and profitability of securities issued by companies and other entities in which the Fund invests or intends to invest. Assessments of, and positions expressed by, independent industry consultants indicate that there will be substantial growth on a global scale in many of the types of companies and securities in which the Infrastructure Fund invests, in accordance with its investment strategies. If the Reorganization is approved, and Treasury Fund shareholders become Infrastructure Fund shareholders, those shareholders may be able to gain exposure to infrastructure-related companies in a more cost-effective manner than had the Reorganization not occurred due to the absence of commissions as well as fund level transaction costs.

Infrastructure has historically offered equity-like returns, but with lower volatility and greater protection again a decrease in the value of a shareholder’s investment relative to broad, non-sector specific global equity indexes and, in an era of strained government budgets, Centre expects that many governmentally sponsored or desired infrastructure spending plans (e.g., 5G wireless networks) will turn to the private sector to finance, own and operate infrastructure assets, expanding the pool of investment opportunities.

In light of the foregoing, and the Adviser’s view that market conditions and government policies currently favor infrastructure investment, the Infrastructure Fund is expected to have greater prospects for growth, and a greater potential to be attractive to broker-dealers, RIAs, and their respective customers, than the Treasury Fund.

Potential Opportunities for Income. The Adviser believes the Reorganization will serve the best interests of, and be responsive to, the investment considerations of each Fund. Centre’s view is based on: (i) the high relative underlying divided yield of the Infrastructure Fund (as of March 31, 2020), 5.14%, as compared to the 2.69% underlying yield for the Treasury Fund; and (ii) the tax treatment of qualified dividends distributed by the Infrastructure Fund, which are taxable at the federal capital gains rate. Furthermore, the Adviser has the ability to invest 20% of the Infrastructure Fund’s net assets, plus borrowings for investment purposes, in debt securities that are infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. Lastly, the Infrastructure Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.

[5]	Chicago Board Options Exchange, CBOE 10-Year Treasury Note Volatility Futures [VXTYN], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/VXTYN.

Alternatives to the Reorganization.

The Adviser has considered other alternatives to the Reorganization for the Treasury Fund, including reorganizing the Fund into a non-affiliated fund, into the Centre American Select Equity Fund, and liquidation. The Adviser does not believe other advisers to non-affiliated funds would be interested in the assets of the Treasury Fund due to its size and costs of effecting a reorganization. A change in portfolio manager was considered but not pursued, due to the fact any such change would not have any noticeable impact on the Funds’ outlook to meet its Investment Objective based on the unattractive yield and volatility environment of the Treasury Fund’s investment universe. If Treasury Fund shareholders do not approve the Plan, the Treasury Fund will not be reorganized into the Infrastructure Fund and will continue to operate. The Board may consider any additional alternatives that appear feasible at that time, including the liquidation of the Treasury Fund.

Given the increasing costs associated with operating the Treasury Fund and continued net redemptions from the Treasury Fund, the Adviser is not willing to subsidize the operations of the Treasury Fund past the current expiring term of the expense limitation agreement for the Treasury Fund. Without such subsidy, the gross total annual operating expenses of the Treasury Fund would be 1.37% and 1.13%, for the Investor Class and Institutional Class shares, respectively, and would likely increase materially if redemptions in the Treasury Fund continue. If Treasury Fund shareholders do not approve the Plan, the Treasury Fund will not be reorganized into the Infrastructure Fund and will continue to operate. The Board may consider any additional alternatives that appear feasible at that time, including the liquidation of the Treasury Fund.

For the reasons set forth above, the Adviser believes that the Reorganization is in the best interests of the Treasury Fund and its shareholders. The Adviser believes that shareholders’ interests will not be diluted as a result of the Reorganization.

2.       Board Consideration of the Reorganization

In connection with the Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust or the Funds (the “Independent Trustees”), requested and evaluated such information as may reasonably be necessary to their determination to approve the proposed Reorganization, and considered and gave appropriate weight to all pertinent factors. The Trustees considered a written memorandum and other supporting materials and representations provided by the Adviser (collectively, the “Reorganization Information”) in preparation for, and at, the Board Meeting. In addition, prior to the Board Meeting, the Independent Trustees met in executive session to discuss the proposed Plan, the Reorganization provided for therein, the Reorganization Information, and other information provided to them in connection with their consideration of the Plan and the Reorganization. During a portion of that executive session, the Independent Trustees met with a representative of the Adviser to obtain additional information regarding, among other things, the Funds’ respective portfolio holdings and expense ratios, other alternatives to the Reorganization considered by the Adviser for the Treasury Fund, and the potential impact on Fund shareholders of the Reorganization.

During their deliberations, the Trustees were advised of applicable law and their duties in considering the Reorganization. In their consideration of the Plan and the Reorganization provided for therein, the Trustees considered that the actual results of the Reorganization may differ from the anticipated results of the Reorganization. In its deliberations, the Board considered, among other factors:

the Adviser’s reasons for proposing the Plan and the Reorganization provided for therein;

●	the terms and conditions of the Plan and the Reorganization;

●	that the Adviser will pay all costs and expenses related to the Reorganization, except for any costs or expenses incurred in connection with the disposition of any portfolio securities, and that no costs or expenses incurred in connection with the disposal of any portfolio securities were expected;

●	the Funds’ respective investment objectives, strategies, policies, risks and restrictions, and the differences in such objectives, strategies, policies, risks and restrictions;

●	the Funds' respective portfolio holdings, including the differences in such holdings;

●	the Adviser’s view that, although the Treasury Fund has a lower advisory fee and lower expense ratios, on balance, Treasury Fund shareholders will benefit from the Reorganization because of the opportunity to achieve current income and relatively higher yield in a fund with the potential for growth;

●	the expectations of Treasury Fund shareholders in selecting that fund for investment and whether such expectations would be met as shareholders of the Infrastructure Fund;

●	each Fund's dividend yield and income distribution rates and the Adviser's expectations regarding such rate;

●	the Funds' respective inception dates and performance records;

●	the size of each Fund and the Adviser's view regarding each Fund's future growth prospects;

●	the comparative gross and net fees and expenses of the Funds, as well as the terms of the Funds' respective expense limitation agreements;

●	that the Adviser does not intend to renew the expense limitation agreement for the Treasury Fund following its current term ending October 31, 2021;

●	the anticipated effect of the amended expense limitation agreement for the Infrastructure Fund on the total annual fund operating expenses (after fee waiver and/or expense reimbursements) on each class of shares of the Infrastructure Fund;

●	the benefits expected to be derived from the Reorganization by the Funds and the Adviser;

●	with respect to the Treasury Fund, the potential alternatives to the Reorganization considered by the Adviser, including liquidation, and the Adviser’s reasons for determining that the Reorganization would be in the best interests of the Treasury Fund and its shareholders;

●	the anticipated tax treatment of the Reorganization; and

●	the Adviser’s determination that shareholders’ interests will not be diluted.

The considerations and conclusions of the Board, including all of the Independent Trustees, are summarized below. In its deliberations, and in making its determinations, the Board considered all information available to them, including representations made by the Adviser during the Independent Trustees’ executive session and at the Board Meeting.

Alternatives to the Reorganization. The Trustees considered other alternatives to the Reorganization for the Treasury Fund, including reorganizing the Fund into a non-affiliated fund, into the Centre American Select Equity Fund, and liquidation. The Adviser does not believe other advisers to non-affiliated funds would be interested in the assets of the Treasury Fund due to its size and costs of effecting a reorganization. A change in portfolio manager was considered but not pursued, due to the fact any such change would not have any noticeable impact on the Funds’ outlook to meet its Investment Objective based on the unattractive yield and volatility environment of the Treasury Fund’s investment universe. If Treasury Fund shareholders do not approve the Plan, the Treasury Fund will not be reorganized into the Infrastructure Fund and will continue to operate. The Board may consider any additional alternatives that appear feasible at that time, including the liquidation of the Treasury Fund. They discussed the Adviser’s reasons for not pursuing any of these alternatives, including that the Adviser believed that reorganizing the Fund into another series of the Trust would not provide Treasury Fund shareholders with the same opportunity to achieve income and yield as would a reorganization into the Infrastructure Fund, and that unlike the Reorganization, the costs associated with liquidating the Treasury Fund would be borne by the Fund. The Trustees also considered the Adviser’s view that reorganizing the Treasury Fund into the Infrastructure Fund would offer Treasury Fund shareholders an opportunity to remain in a fund that (i) sought current income as part of its investment objective, (ii) intended to invest a portion of its assets in bonds, and (iii) had achieved a high yield.

Shareholder Interests and Dilution. The Trustees discussed the Adviser’s determination that (i) the Reorganization would serve the best interests of the Treasury Fund and its shareholders; and (ii) shareholders’ interests will not be diluted as a result of the Reorganization. The Trustees also discussed the Adviser’s confirmation that Treasury Fund shareholders may redeem their shares at their net asset value and without restriction at any time before the effective date of the Reorganization.

Investment Objectives, Strategies, Policies, Risks, Restrictions and Portfolio Holdings

The Trustees considered the similarities and differences between the Funds’ respective investment objectives, strategies, policies, risks and restrictions. They discussed that while the Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income, the Infrastructure Fund seeks long-term growth of capital and current income. They also discussed that each Fund is a diversified fund, and that while the Treasury Fund invests primarily in certain U.S. Treasury securities, the Infrastructure Fund invests primarily in equity securities issued by U.S. and non-U.S. infrastructure-related companies. The Trustees noted that, unlike the Treasury Fund, some of the principal risks of investing in the Infrastructure Fund were infrastructure-related company investment risk, foreign securities risk and market risk, and considered that the Infrastructure Fund, unlike the Treasury Fund, may engage in frequent trading, which could cause the Infrastructure Fund to have a higher portfolio turnover rate.

The Trustees also discussed that while the principal investment strategies of the Funds differ in several ways, the Adviser believes that the Funds’ investment objectives are similar.

Fees and Expenses

The Trustees considered each Fund’s expense structure, including each Fund’s investment advisory fee, and the current expense ratios of each Fund’s Investor Class and Institutional Class shares, noting that the Infrastructure Fund’s advisory fee was higher than that of the Treasury Fund. They discussed the Adviser’s expectation that, if the Reorganization were implemented, the Infrastructure Fund’s expense ratios would decrease as a result of the Fund’s increase in size following the Reorganization.

The Trustees also discussed the expense limitation agreements of the Funds, considering:

●	that, as disclosed in the Treasury Fund’s Prospectus dated January 28, 2020, (i) the total annual fund operating expenses (before fee waiver and/or expense reimbursements) were 1.37% for Investor Class shares of the Fund and 1.13% for Institutional Class shares of the Fund; and (ii) the total fund annual operating (after fee waiver and/or expense reimbursements) were 1.11% for Investor Class shares of the Fund and 0.67% for Institutional Class shares of the Fund;

●	that the expense limitation agreement currently in effect for the Treasury Fund will expire on October 31, 2021, and that, after such date, the Adviser expects that the Fund’s net expense ratios will increase;

●	that, as disclosed in the Infrastructure Fund’s Prospectus dated January 28, 2020, (i) the estimated total annual fund operating expenses (before fee waiver and/or expense reimbursements) were 1.89% for Investor Class shares of the Fund and 1.61% for Institutional Class shares of the Fund; and (ii) the estimated total annual fund operating expenses (after fee waiver and/or expense reimbursements) were 1.30% for Investor Class shares of the Fund and 1.01% for Institutional Class shares of the Fund for the Fund’s fiscal year ending September 30, 2019;

●	that the Adviser had agreed to amend the expense limitation agreement between the Adviser and the Trust, on behalf of the Infrastructure Fund, effective as of the close of business on July 22, 2019; and

●	the anticipated effect of the amended expense limitation agreement for the Infrastructure Fund on the total annual fund operating expenses (after fee waiver and/or expense reimbursements) on each class of shares of the Infrastructure Fund.

Performance

The Trustees considered each Fund’s investment performance, noting that the Infrastructure Fund commenced investment operations on January 29, 2018, and therefore had a limited performance record. They considered that while Centre serves as each Fund’s investment adviser, Mr. T. Kirkham Barneby serves as the portfolio manager of the Treasury Fund and Mr. James A. Abate serves as the portfolio manager of the Infrastructure Fund.

Distribution Policies and Expectations of Income

The Trustees considered the Funds’ distribution policies, noting that the Treasury Fund generally expects to pay distributions from net income, if any, on a monthly basis, and that, the Infrastructure Fund generally expects to pay distributions from net income, if any, on a monthly basis. The Trustees also considered the higher dividend and income distribution yield rate of the Infrastructure Fund, as presented by the Adviser, and considered the Adviser’s representation that the Infrastructure Fund has the potential to offer relatively higher yield in the future.

Management, Organization, Service Providers and Services

The Trustees observed that the Funds share the same officers, distributor, transfer agent, administrator, custodian, legal counsel and independent registered public accounting firm, and that, after the Reorganization, the same Trustees would continue to oversee shareholders’ interests and that the Amended and Restated Declaration of Trust and By-Laws of the Trust would continue to apply. They also considered the compatibility of the Funds’ service features available to shareholders, including exchange privileges.

Tax Treatment

The Trustees considered that even though the Reorganization will not qualify as a tax-free reorganization for federal income tax purposes, and the Adviser anticipates disposing of certain Treasury Fund assets in portfolio repositioning in connection with the Reorganization, the Adviser expects that the Treasury Fund will not recognize any net taxable gain as a result of the Reorganization or such repositioning. The Trustees also considered the likelihood that the Treasury Fund’s portfolio repositioning before the Reorganization would not cause Treasury Fund shareholders to receive higher distributions in 2020 than they would have received absent the Reorganization.

Alternatives for the Treasury Fund and Impact on the Infrastructure Fund

With respect to the Treasury Fund, the Trustees discussed the alternatives to the Reorganization considered by the Adviser, and the Adviser’s belief that reorganizing the Fund into another series of the Trust would not provide Treasury Fund shareholders with the same opportunity to achieve income and yield as would a reorganization into the Infrastructure Fund. The Trustees also considered that, unlike the Reorganization, the costs of liquidating the Treasury Fund would be borne by that Fund’s shareholders. They considered the Adviser’s reasons for believing that the Reorganization would serve the best interests of the Treasury Fund and its shareholders, including that the Infrastructure Fund would provide Treasury Fund shareholders with an opportunity to remain in a fund that sought current income as part of its investment objective and that intended to invest a portion of its assets in bonds, including certain bonds currently held by the Treasury Fund.

With respect to the Infrastructure Fund, the Trustees considered the potential cost efficiencies, economies of scale and investment opportunities that were expected to occur as a result of the Reorganization.

Conclusion

In light of these factors and their fiduciary duty under federal and state law, the Trustees determined, on behalf of each Fund, that the Reorganization is in the best interests of the Fund and its shareholders, and that the Reorganization would not result in a dilution of the interests of the Fund’s shareholders. The Trustees also determined that the Plan providing for the Reorganization should be submitted to Treasury Fund shareholders for approval. In their deliberations, the Trustees did not identify any single factor as paramount or controlling.

Federal Income Tax Consequences

Centre believes that each Fund has been treated as a regulated investment company under Part I of Subchapter M (“Subchapter M”) of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the Board believes that each Fund has been, and is expected to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to the Fund’s shareholders to the extent provided for in Subchapter M (although there can be no guarantee that it will do so).

To be considered a tax-free “reorganization” under the applicable provisions of the Code, an acquiring fund must, among other requirements, either (i) continue the target’s historic business, or (ii) use a significant portion of the target’s historic business assets in a business. Because the Infrastructure Fund will neither use a significant portion of the Treasury Fund's assets in its business nor continue the Treasury Fund's historic business, the combination of the Treasury Fund with the Infrastructure Fund is not expected to be treated as a tax-free “reorganization” under section 368(a) of the Code. Assuming the reorganization is not a tax-free “reorganization,” then, with respect to each Fund:

(a) The Infrastructure Fund will not recognize any gain or loss upon the transfer of the Treasury Fund’s assets to the Infrastructure Fund in exchange solely for Infrastructure Fund shares and the Infrastructure Fund’s assumption of the Treasury Fund’s liabilities;

(b) The Infrastructure Fund’s tax basis in each asset of the Treasury Fund will be equal to the fair market value of such asset at the time of the Reorganization and the Infrastructure Fund’s holding period for each asset of the Treasury Fund will begin anew with the Reorganization;

(c) A shareholder of the Treasury Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Treasury Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Treasury Fund shares immediately prior to the Reorganization. Long-term capital gains are subject to preferential tax rates in the hands of non-corporate U.S. shareholders. The use of capital losses is subject to significant limitations; and

(d) A Treasury Fund shareholder’s aggregate tax basis in the Infrastructure Fund shares such shareholder receives in the Reorganization will be equal the fair market value of such Infrastructure Fund shares and the, shareholder’s holding period for those Infrastructure Fund shares will begin anew with the Reorganization.

The Plan provides that, on or before the Closing Date (as defined in the Plan), the Treasury Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date (as defined in the Plan), which, together with all previous such dividends, will have the effect of distributing to the Treasury Fund’s shareholders all of the Treasury Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code, (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Treasury Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

If the Treasury Fund has capital loss carryforwards, which will be netted against any capital gains, to the extent the Treasury Fund will be in a net capital gain position (after netting with any capital loss carryforward) prior to the Reorganization, the Treasury Fund intends to make distributions of the capital gains (as well as any other required distributions, such as income distributions) prior to the Reorganization being consummated. A significant portion of the investments from the portfolio of the Treasury Fund will be disposed of in anticipation of the Reorganization due to the Infrastructure Fund’s prospectus restrictions, investment strategies, policies, or applicable law. Because such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Treasury Fund, are not expected to result in the Treasury Fund having a net capital gain, the Treasury Fund does not intend to distribute such net capital gains to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, Treasury Fund shareholders should not have increased taxable distributions. Shareholders of the Treasury Fund will be responsible for any taxes payable in connection with taxable distributions made, if any, by the Treasury Fund prior to the Closing Date. In addition, because the shareholders of the Treasury Fund will receive shares of the Infrastructure Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Infrastructure Fund’s assets when such gains are eventually realized (if applicable) and distributed by the Infrastructure Fund, as well as any taxable gains realized by the Infrastructure Fund but not distributed to its shareholders prior to the Reorganization.

Comparison of Shareholder Rights and Board Structure

Set forth below is a discussion of the rights of shareholders of the Funds.

Governing Law. Each Fund is a separate series of the Trust. The Trust is organized as a statutory trust under Delaware law, and, under the Declaration of Trust, the beneficial interest in the Trust is to be divided into an unlimited number of shares, with a par value of $.001 per share. The operations of each of the Funds are governed by the Declaration of Trust, the Trust’s By-Laws, and applicable Delaware law. A Delaware statutory trust is not required to hold shareholder meetings or obtain shareholder approval for certain actions unless required by applicable law or the declaration of trust. Neither the Declaration nor the By-Laws of the Trust require the Trust to hold annual meetings. Under Delaware law, a Delaware statutory trust is permitted to limit or eliminate a trustee’s personal liability for breach of contract or breach of duties to the statutory trust or to a shareholder of the statutory trust in the declaration of trust, subject to certain exceptions. The 1940 Act currently prohibits the charter, bylaws and other organizational documents of a registered investment company from containing a provision that protects or purports to protect any director or officer of the investment company against liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Shareholder Liability. Under Delaware law, trustees and shareholders of a statutory trust are generally afforded by statute the same limited liability as their corporate counterparts and are permitted liberal indemnification rights. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the fund or the fund’s investment advisor was unable to meet its obligations. The Trust is required to indemnify its trustees and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or trustees, except under certain limited circumstances relating to the culpability of such officers or trustees.

Board of Trustees. The Funds, being series of the Trust, a Delaware statutory trust, have a common Board of Trustees. The Trust has four Trustees, three of whom are Independent Trustees and one of whom is an “interested person” of the Trust, as that term is defined under the 1940 Act. The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Each Fund is a series of the same legal entity, and the shareholders of the Funds collectively vote for Trustees (and other matters affecting the Trust as a whole). Unless required under the 1940 Act, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

For more information, refer to the Statement of Additional Information of the Treasury Fund and the Infrastructure Fund dated January 28, 2020.

Capitalization

Please refer to the section of this Proxy Statement/Prospectus entitled “Existing and Pro Forma Capitalization of the Funds” for information on the existing and pro forma capitalization of each Fund.

INFORMATION ABOUT THE FUNDS

Investment Objectives and Investment Strategies

Please refer to the discussion under “Summary -- Comparison of the Funds” and to Appendix B to this Proxy Statement/Prospectus.

Fees and Expenses

Please refer to the discussion under “Comparison of Fee Tables and Examples” in this Proxy Statement/Prospectus.

Performance and Portfolio Turnover

For a discussion of the performance and portfolio turnover, see Appendix C to this Proxy Statement/Prospectus.

Investment Adviser and Portfolio Managers

Adviser. Centre Asset Management, LLC is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven specialist active asset manager and began operating in 2006. Centre offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. In 2010, Centre entered into a strategic partnership with Sanlam, a worldwide financial services group listed on the Johannesburg Stock Exchange, resulting in Sanlam making an equity investment into the firm. Centre is an independently operated investment partner within Sanlam’s Investments Management Cluster, which is an investment management business managing and advising on approximately $79 billion in assets as of December 31, 2019 through a range of funds and segregated accounts that span the asset class spectrum, delivered in a global, diversified multi-boutique framework. Centre is designed to combine the benefits of a boutique, entrepreneurial investment culture with the associated economies of scale from the distribution and operational support from its large Group investor and other strategic partners around the world. Sanlam International Investments USA Holdings, Inc. and James Abate have a controlling interest in Centre, as they each own 25% or more of Centre’s voting securities. As of December 31, 2019, Centre had approximately $1.0 billion in assets under management.

Portfolio Managers. James A. Abate, Managing Director and Chief Investment Officer of Centre, serves as the portfolio manager of the Infrastructure Fund and is primarily responsible for managing the Fund’s portfolio. T. Kirkham Barneby, Investment Director, Fixed Income of Centre, serves as the portfolio manager of the Treasury Fund.

James A. Abate, MBA, CPA, CFA, is the Chief Investment Officer of Centre Asset Management, LLC, and the portfolio manager of the firm’s American Select Equity and Global Listed Infrastructure Strategies. He also serves as the firm’s Managing Director and as the President and Trustee of the Centre Funds. Prior to founding Centre Asset Management, LLC, Mr. Abate was U.S. Investment Director, North America, for GAM. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. While at GAM and Credit Suisse, Mr. Abate achieved Standard & Poor’s Funds Research AAA rating, has received numerous “Category King” mentions in The Wall Street Journal, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse’s Valuation/Corporate Finance Group and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University and an MBA in finance from St. John’s University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. Mr. Abate is a contributing author to several John Wiley published books: Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; his article writings have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal, Mergers & Acquisitions and other various publications; and other writings — with Professor J. Grant, Ph.D. — on EVA, or economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

T. Kirkham Barneby is the portfolio manager of the Treasury Fund. Mr. Barneby serves as Investment Director, Fixed Income of the Adviser. Prior to joining the Adviser in 2014, Mr. Barneby served as Senior Managing Director and Portfolio Manager at Hudson Canyon Investment Counselors, LLC, where he was responsible for managing private account clients in the Active Interest Rate Management strategy. Prior to that, Mr. Barneby held the title of Chief Strategist & Portfolio Manager, Taxable Fixed Income at American Independence Financial Services. Prior to AIFS, Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches. Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets. Mr. Barneby is a graduate of Southwest Missouri State College-now Missouri State University-with a Bachelor of Science Degree in Mathematics and Economics. Subsequently, he completed all course and exam requirements for a Doctorate in Economics at Oklahoma State University. He is a National Science, NDEA and Woodrow Wilson Fellow.

Net Asset Value

The net asset value (“NAV”) per share of each Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The Funds do not calculate NAV on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV of each Fund will not be calculated.

In computing each Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation, and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Fund are valued as follows: (i) securities that are listed on an exchange and which are not traded on a particular day are valued at the closing bid price; (ii) securities that are traded in the over-the-counter market and are not quoted by NASDAQ are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities; (iii) debt securities, including short-term debt obligations that will mature in 60 days or less, will generally be valued at the price supplied by an independent third-party pricing service approved by the Trustees, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments; and (iv) securities for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing a Fund’s total assets, portfolio securities are generally valued at their market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

Share Classes; Minimum Investment Amounts; Purchase and Redemption Procedures; Exchange Privileges; and Frequent Trading

As previously noted herein, this Proxy Statement/Prospectus is a proxy statement for the Treasury Fund, and, in connection with the Infrastructure Fund shares being offered in connection with the Reorganization, a prospectus for the Infrastructure Fund. Although only shares of the Infrastructure Fund are being offered in connection with the Reorganization, the information below relates to both the Treasury Fund and the Infrastructure Fund, which have the same share class structure and, as series of the same Trust, are subject to the same purchase and redemption policies, class conversion features, exchange privileges and frequent trading policy.

1.       Share Classes and Class Conversion Features

Share Classes. Each Fund offers two classes of shares: Investor Class shares and Institutional Class shares. Each share class represents an ownership interest in the same investment portfolio as the other class of shares of the Fund. Each class has its own expense structure.

Investor Class shares of each Fund are subject to the Rule 12b-1 Plan, pursuant to which the Fund pays distribution and/or shareholder servicing fees of up to 0.25% per year to those intermediaries offering Investor Class shares and providing other services to Investor Class shareholders. Institutional Class shares are available without a Rule 12b-1 fee to those investors eligible to purchase such shares. The Trust has also adopted a shareholder services plan for certain non-distribution shareholder services provided by financial intermediaries. With respect to each Fund, the shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to Investor Class shares of the Fund, and up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Fund. Neither class of shares is subject to a sales charge.

When choosing a class of shares of a Fund, investors should consider the size of their investment and how long they plan to hold the shares. An investor’s financial consultant or other financial intermediary can help the investor determine which share class is best suited to the investor’s personal financial goals. Investors who qualify to purchase Institutional Class shares should purchase them rather than the Investor Class shares because the Investor Class shares have higher expenses than the Institutional Class shares. Although each class invests in the same portfolio of securities, the returns for each class will differ because each class is subject to different expenses.

Class Conversion Features. For each Fund, if the current market value of a shareholder’s Investor Class shares of the Fund is at least $1,000,000, the shareholder may elect to convert such Investor Class shares to Institutional Class shares on the basis of relative NAVs. Upon such a conversion, the shareholder will be subject to the policies and procedures for Institutional Class shares. Converting from Investor Class shares to Institutional Class shares may not be available at certain financial intermediaries, or a shareholder’s financial intermediary may charge additional fees for this conversion. Because the NAV of the Institutional Class shares may be higher or lower than that of the Investor Class shares at the time of conversion, a shareholder may receive more or fewer Institutional Class shares of a Fund than the number of Investor Class shares of the Fund converted, even though the total dollar value will be the same.

Holders of Investor Class shares of a Fund may convert their Investor Class shares to Institutional Class shares of the Fund provided that they (i) hold their shares through an institution that has a valid Institutional Class sales agreement with the Trust or the Distributor or any of their respective affiliates authorizing such a conversion; and (ii) are eligible to invest in Institutional Class shares in accordance with the criteria set forth in the Fund’s prospectus. Each Fund may accept or reject any conversion in its discretion. For federal income tax purposes, a same-fund conversion generally will not result in the recognition by the investor of a capital gain or loss. However, investors should consult their own tax or legal advisor to discuss their particular circumstances. Investor Class shareholders of a Fund should contact their financial institution for information on the availability of Institutional Class shares, and should read and consider the Institutional Class shares information in the Fund’s prospectus before requesting any such conversion.

If an Institutional Class share account falls below the stated investment minimum of $1,000,000 as a result of selling shares, each Fund reserves the right to give the shareholder 30 days’ written notice to make additional investments so that the account balance is at least $1,000,000. If additional investments are not made, then the Fund may convert the shareholder’s Institutional Class shares to Investor Class shares, at which time the account will be subject to the expenses, policies and procedures of Investor Class shares. Any such conversion will occur at the relative NAVs of the two share classes. Because the NAV of the Institutional Class shares of a Fund may be higher or lower than that of the Investor Class shares of the Fund at the time of conversion, the shareholder may receive more or fewer Investor Class shares than the number of Institutional Class shares that were converted, even though the total dollar value will be the same.

2.       Minimum Investment Amounts

For each Fund, the minimum initial investment is $5,000 for Investor Class shares and $1,000,000 for Institutional Class shares. The minimum subsequent investment is $1,000 for Investor Class shares and $10,000 for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by Centre. The Infrastructure Fund intends to waive the applicable minimum investment requirements for Treasury Fund shareholders who receive either Investor Class or Institutional Class shares of the Infrastructure Fund through the Reorganization.

3.       Purchase Procedures

Each Fund accepts purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment.

For each Fund, a purchase order is effected at the NAV per share of the Fund next determined after receipt of the purchase request in Good Form. Purchase requests received by a Fund’s transfer agent or an authorized financial intermediary (i) before the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on that day or (ii) after the close of the NYSE on any Business Day, will be effected at the NAV per share of the Fund determined on the next Business Day.

Purchase requests must be received in Good Form by the transfer agent or an authorized financial intermediary. A purchase order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund in which an investor wishes to invest; (ii) the amount the investor wishes to invest; (iii) the name in which the investor’s account is to be registered (or, in the case of subsequent investments, the investor’s account number); (iv) the signature of each person in whose name such account is (or is to be) registered; and (v) payment in full of the purchase amount. Purchases of Fund shares may be made through certain financial intermediaries authorized to receive purchase requests in accordance with the standards described above. If shares are purchased through a financial intermediary, the financial intermediary may charge a fee, and higher investment minimums may apply.

An initial investment may be made by wire by calling (855) 298-4236 to inform the Fund that funds will be wired. An investor should ensure that the investor’s bank receives the Fund account number as part of the wiring instructions. For more details on wiring instructions, please visit www.centrefunds.com or call (855) 298-4236. Please note that most banks charge fees when sending wires.

The Trust has established an Anti-Money Laundering Compliance Program (“AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"). To ensure compliance with this law, the AML Program provides for, among other things, the development of internal practices, procedures and controls and designation of an anti-money laundering compliance officer. The Trust's chief compliance officer serves as its Anti-Money Laundering Compliance Officer. In compliance with the USA PATRIOT Act, the transfer agent will verify certain information on an Account Application as part of the AML Program. As requested on the Account Application, investors must supply a full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors should contact Shareholder Services at (855) 298-4236 for additional assistance when completing an Account Application.

To open an account, a Fund or an investor’s financial intermediary is required to obtain certain information from the investor for identification purposes. Ownership/control information for a legal entity may include the name, date of birth, physical address, and identification number (generally a social security or taxpayer identification number) of the entity’s owners/controlling persons. If a Fund or any of its agents does not have a reasonable belief of the identity of an investor, the account will be rejected, or the investor will not be allowed to perform a transaction on the account until such information is received. Each Fund reserves the right to reject any Account Application for any reason and to close an account within five (5) Business Days of a request for more information about an investor if clarifying information/documentation is not received.

A Fund investor may add to an account with the Fund by sending a check for the additional investment payable to the Fund to the Fund’s transfer agent at: Centre Funds, P.O. Box 295, Denver, CO 80201. A brief letter providing the name on the account and the account number should be included with the check. The account number should be written on the check. Subsequent purchases may also be made online after online account access has been established. To establish access, an investor will need to obtain the investor’s Fund account number and Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” investors will be able to create a new login ID and password.

Investors may establish an automatic investment plan when an account is opened. This may be done by completing the automatic investment plan section of the Account Application. An investor may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.

Each Fund reserves the right to reject, in its sole discretion, any purchase order for any reason. In addition, each Fund reserves the right to cease offering its shares or a class thereof at any time and for any reason.

4.       Redemption Procedures

Full and fractional shares of each Fund for cash at the next determined NAV after receipt of a completed redemption request in Good Form. A redemption order is considered to be in “Good Form” if the request includes: (i) the name and class of the fund from which an investor wishes to redeem; (ii) the dollar amount or number of shares the investor wishes to redeem; (iii) the investor’s account number; (iv) the investor’s address; and (v) the signature of an authorized signer (and signature guarantee if applicable). The Fund’s transfer agent may require that a shareholder provide additional documentation or information. Shareholders redeeming from a retirement account must complete the appropriate distribution form and may be required to provide employer authorization. Redemption requests received by the Fund’s transfer agent or appropriate financial intermediary of the Fund before the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on that day. Redemption requests received by the Fund’s transfer agent or appropriate financial intermediary of the Fund after the close of the NYSE on any Business Day will be effected at the NAV per share of the Fund determined on the next Business Day.

Shares may be redeemed:

●	By mail: To redeem shares by mail, a shareholder should give instructions that specify the name of the Fund and number of shares or the dollar amount to be redeemed to: Centre Funds, P.O. Box 295, Denver, CO 80201. Instructions must be signed by all registered owners exactly as the account is registered.

●	By telephone. If the value of a Fund’s shares for which a redemption request is submitted is under $50,000, the redeeming shareholder may call the Fund’s transfer agent to redeem the shares over the telephone or to acquire instructions on how to redeem the shares via facsimile. No Fund will be liable for following telephone instructions reasonably believed to be genuine. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

●	Online. Before a shareholder can sell shares or redeem an investment online, the shareholder must first establish online account access. In order to establish access, a shareholder will need to obtain the shareholder’s Fund account number and Social Security Number, and then visit www.centrefunds.com. After selecting “Account Login,” the shareholder will be able to create a new login ID and password.

●	Through financial intermediaries. Redemptions may be made through certain financial intermediaries that are authorized by the Fund to receive redemption requests in accordance with the standards described above.

Signature guarantees may be required to help protect against fraud for certain types of transfer requests or account registration changes. In addition, signature guarantees may also be required for redemptions of shares valued, in the aggregate, at $50,000 or more and for any redemption request in which redemption proceeds are to be mailed to an address other than the address of record. Acceptable signature guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization or institution that qualifies as an “eligible guarantor institution” (as defined by the SEC). Notary public signatures are not an acceptable replacement for a signature guarantee. In addition, signatures may be guaranteed by a medallion stamp of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the NYSE Medallion Signature Program. Shareholders should contact Shareholder Services at (855) 298-4236 with any questions about obtaining a signature guarantee.

For each Fund, the redemption price is the NAV per share next determined after a redemption request is received in Good Form, less any applicable redemption fees. Redemption proceeds normally will be sent within seven (7) days. However, if a shareholder recently purchased Fund shares by check, redemption proceeds will not be sent to the shareholder until the original check clears, which may take up to seven (7) days. Redemption proceeds can be sent by check to the shareholder’s address of record or by wire transfer to a bank account designated on the Account Application. A shareholder’s bank may charge the shareholder a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

The Funds typically expect to use holdings of cash or cash equivalents to meet redemption requests. At times, such as in stressed market conditions, a Fund may meet redemption requests by selling portfolio assets. Although redemption proceeds will normally be paid as described above, under unusual circumstances, redemption requests or payments may be postponed or suspended as permitted under Section 22(e) of the 1940 Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order, permits the suspension of the right of redemption.

Each Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed. Authorized financial intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Fund’s transfer agent. In order to facilitate the timely transmittal of redemption requests, these authorized financial intermediaries may set times by which they must receive redemption requests. These authorized financial intermediaries may also require additional documentation from a shareholder, and may charge a fee for redeeming shares through the financial intermediary.

Each Fund reserves the right to redeem shares in any shareholder account with a Fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the Fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

5.       Buying or Selling Shares through a Financial Intermediary

Shares of each Fund may be purchased through an authorized financial intermediary (such as a financial planner, adviser or a broker-dealer). To buy or sell shares at the NAV of any given day, the financial intermediary must receive the purchase or sell order before the close of trading on the NYSE that day. A Fund will be deemed to have received an order that is in Good Form when the order is received by an authorized financial intermediary on a Business Day, and the order will be priced at the Fund’s NAV per share next determined after such receipt.

The financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. The financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries have agreements with a Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send a shareholder payment to the Fund by the time the Fund prices its shares on the following Business Day. The Funds are not responsible for ensuring that a financial intermediary carries out its obligations. Shareholders should look to the financial intermediary through whom they wish to invest for specific instructions on how to purchase or redeem shares of any of the Funds.

6.       Additional Information

Same Day Transactions. Purchases and redemptions of shares of a Fund by the same shareholder on the same day will be netted for the Fund.

Verification of Shareholder Transaction Statements. Shareholders must contact their Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny a shareholder’s ability to refute a transaction if it does not hear from the shareholder within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire. Each Fund reserves the right to cancel a purchase request if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date.

Insufficient Funds. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Subscriptions in Kind. Each Fund may, from time to time, accept subscriptions for shares against contribution in-kind of securities or other assets that are eligible to be held by the Fund pursuant to its investment policy and restrictions.

7.       Frequent Trading

Frequent purchases and redemptions (“Frequent Trading”) of a Fund’s shares may present a number of risks to other shareholders of that Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of a Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, a Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Trustees have adopted for the Trust, and with respect to the Funds, a Frequent Trading policy that is intended to discourage such activity by shareholders of the Funds. The Trust, through the Funds’ transfer agent, monitors shareholder trading activity to help ensure compliance with the Trust’s policies. Each Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Fund determines that a shareholder has engaged in more than one round-trip transaction in a Fund within a 30-day rolling period.

The Adviser intends to apply this policy uniformly. However, a Fund may be unable to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading, or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries, such as broker-dealers and banks (“Intermediary Accounts”). Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Trust. Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Trust. Accordingly, the ability of a Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that a Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading. In addition, the policy will not apply if it is determined that a purchase and redemption pattern does not constitute Frequent Trading activity, such as inadvertent errors that result in frequent purchases and redemptions. Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in a Fund and redeems immediately after recognizing the error). The investor shall have the burden of proving to the sole satisfaction of the Trust that a frequent purchase and redemption pattern was a result of an inadvertent error. In such a case, the Trust may choose to accept further purchase and/or exchange orders from such investor account.

For any shareholder selling or exchanging shares of the Infrastructure Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Infrastructure Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

8.       Exchange Privileges

Shareholders that have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of another series of the Trust (each such series, a “fund”) of the same class. Existing shareholders of a fund, including each of the Treasury Fund and the Infrastructure Fund, may exchange into a new account by copying the shareholders’ existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired described in the preceding subsection of this Proxy Statement/Prospectus entitled “Minimum Investment Amounts.” Before effecting an exchange for shares of another fund, shareholders should read the prospectus for that fund.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review the fund’s prospectus closely and consider the differences between the funds. Since an exchange is the redemption of shares from one fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless an account is tax deferred).

Exchanges will be effected at the NAV per share of the fund in which shares are held and of the other fund into which shares will be exchanged next determined after receipt of a request in Good Form. Exchange requests received by the funds’ transfer agent or appropriate financial intermediary (i) before the close of the NYSE on any Business Say will be effected at the NAV per share of each fund determined on that day; or (ii) after the close of the NYSE on any Business Day will be effected at the NAV per share of each fund determined on the next Business Day.

The Trust reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with the Trust’s policy on excessive trading). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the funds.

Shareholders may transfer between classes of funds if the minimum investment requirements for the class to be transferred into are met.

Dividends and Distributions; Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the respective Statement of Additional Information of each Fund. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences of investment in the Funds.

1.       Dividends and Distributions

Each Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December. Although each of the Treasury Fund and the Infrastructure Fund will not be taxed on amounts it distributes, shareholders of a Fund will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

For the convenience of investors, each Fund will reinvest all income and capital gains distributions in full and fractional shares of the Fund, unless the shareholder elected to receive the distribution payments in cash.

Each Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon each shareholder’s tax situation, whether they are received in cash, reinvested in additional shares of the Fund, or are invested in shares of another series of the Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long the shares have been owned.

2.       Tax Information

A Fund will distribute substantially all of its net investment income and net realized capital gains. Dividends and distributions may be subject to federal, state, local and foreign taxation, depending upon your tax situation, whether you receive them in cash, reinvest them in additional shares of the Fund, or invest them in shares of another series of the Trust. Short-term capital gains distributions are generally taxed at ordinary income tax rates. Long-term capital gains distributions are generally taxed at the rates applicable to long-term capital gains regardless of how long you have owned your shares.

Each sale, exchange or redemption of Fund shares is generally a taxable event. For tax purposes, an exchange of shares of a Fund for shares of a different series of the Trust is generally a taxable event, but generally no gain or loss is recognized on an exchange of shares of one class of a Fund for shares of another class of a Fund.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding, currently set at 24%, is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a Fund shareholder’s U.S. federal income tax liability. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Shareholders should consult with their own tax advisers to ensure distributions and sale of Fund shares are treated appropriately on their income tax returns.

3.       Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold. Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen average cost basis as its standing (default) tax lot identification method for all shareholders, which means this is the method each Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. Shareholders may choose a method other than the Funds’ standing method at the time of their purchase or upon the sale of covered shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Financial Highlights

For the financial highlights for the Treasury Fund, please see the Treasury Fund’s prospectus dated January 28, 2020, as amended or supplemented. Financial highlights, and additional information about the Treasury Fund, appears in the Fund's annual report to shareholders for the Fund's fiscal year ended September 30, 2019, and in the Fund’s semi-annual report to shareholders for the six-month period ended March 31, 2020.

Financial highlights, and additional information about the Infrastructure Fund, appears in the Fund's semi-annual report to shareholders for the period ended March 31, 2020.

Distribution Arrangements

ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the distributor, or principal underwriter, for the shares of each Fund. In this capacity, the Distributor sells shares of each Fund on a continuous basis, and although not obligated to sell any particular amount of shares, the distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Subsequent to the Reorganization, and pursuant to a Distribution Agreement with the Trust, the Distributor will continue to act in its capacity as distributor of the Infrastructure Fund’s shares.

Other Service Providers

ALPS Fund Services, Inc. provides fund accounting, transfer agency and administrative services to each Fund, and MUFG Union Bank, N.A. serves as custodian to each Fund.

VOTING INFORMATION

The Trustees are soliciting proxies from Treasury Fund shareholders in connection with the Special Meeting, and to seek shareholder approval of the Plan. A majority of shares entitled to vote, represented in person or by proxy, constitute a quorum at a meeting of shareholders. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan. All shares of entitled to vote shall vote on a one-vote-per-each dollar (and fractional vote for each fractional dollar) of the net asset value of each share (including fractional) basis.

The Board has fixed the close of business on July 6, 2020 as the Record Date for the determination of shareholders of the Treasury Fund entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. Appendix E to the Proxy Statement/Prospectus lists the total number of shares outstanding as of that date entitled to vote at the Special Meeting. It also identifies holders of more than five percent of shares of the Treasury Fund, and contains information about the executive officers and Trustees of the Treasury Fund and their ownership of the Fund’s shares.

Shareholders of the Treasury Fund who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing the enclosed proxy card relating to the Special Meeting and the proposed approval of the Plan (“Proxy Card”) and returning it by mail in the enclosed postage-paid envelope. Shareholders may also authorize their proxies to cast their votes by calling, toll-free, at (800) 967-5079 or through the Internet as provided in the Proxy Card. Treasury Fund shareholders holding shares of the Fund through a broker or nominee (who is the shareholder of record for those shares) should follow directions provided to the shareholder by the broker or nominee to submit voting instructions.

Instructions to be followed by a shareholder of record to submit a proxy via telephone, including use of the control number on the shareholder’s Proxy Card, are designed to verify shareholder identities, allow shareholders to give voting instructions and confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone should not return a Proxy Card.

A shareholder’s proxy will be valid indefinitely with respect to the Special Meeting or any adjournment or postponement thereof (and shall not expire after 11 months), unless the shareholder revokes the proxy. A shareholder of record of the Treasury Fund may revoke that shareholder’s proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at Centre Funds, 48 Wall Street, Suite 1100, New York, New York 10005, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone, as indicated above), or by personally attending and voting at the Special Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an “abstention”) or represent a broker “non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum, and not being a vote cast will have the effect of a vote against the Plan. If a Proxy Card is executed, but no instructions are given on the Proxy Card, then the shares represented by the proxy will be treated as an affirmative vote “FOR” (in favor of) the proposal to approve the Plan. If any proposal, other than the proposal concerning the Plan (and, accordingly, Reorganization), properly comes before the Special Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Treasury Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Special Meeting.

The Special Meeting may be adjourned with respect to the Treasury Fund by the vote of a majority of the shares voted in person or by proxy, whether or not a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Treasury Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Any business that might have been transacted at the Special Meeting with respect to the Treasury Fund may be transacted at any such adjourned session(s) at which a quorum is present.

The Treasury Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Centre, who will not be paid (in addition to their normal compensation) for these services. AST Fund Solutions, LLC has been retained to assist with the solicitation and to tabulate shareholder votes. The total cost of the solicitation services, including cost of printing and mailing of proxy materials and other solicitation materials, is estimated to be $6,500, and will be borne by Centre.

MISCELLANEOUS INFORMATION

Legal Matters

The validity of the shares offered hereby (which will be issued in the Reorganization) will be passed upon for the Infrastructure Fund by Thompson Hine LLP.

Experts

The financial statements of the Treasury Fund and Infrastructure Fund dated as of September 30, 2019, which are incorporated by reference into the Proxy Statement/Prospectus and the Statement of Additional Information, have been included in reliance on the report of Cohen & Company, Ltd., the independent registered public accounting firm for the Treasury Fund and Infrastructure Fund, given on its authority as an expert in auditing and accounting.

By order of the Boards of Trustees,

James A. Abate, President and Trustee
July 10, 2020	Centre Funds July 10, 2020

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this (insert date) by and among (i) Centre Funds, a Delaware statutory trust (the “Trust”), on behalf of Centre Active U.S. Treasury Fund, a series of the Trust (the “Acquired Fund”), (ii) the Trust, on behalf of Centre Global Infrastructure Fund, a series of the Trust (the “Acquiring Fund”, and, together with the Acquired Fund, each a “Fund” and collectively, the “Funds”), and (iii) solely with respect to Section 9 hereof, Centre Asset Management, LLC (the “Adviser”), the investment adviser to each Fund. Shareholders of the Acquired Fund are referred to herein as “Investors.”

In accordance with the terms and conditions set forth in this Agreement, the parties desire that all of the assets of the Acquired Fund be transferred to the Acquiring Fund, and that the Acquiring Fund assume all liabilities, expenses, costs, charges and reserves of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued, in exchange for full and fractional shares of beneficial interest of Investor Class shares and Institutional Class shares of the Acquiring Fund (“Investor Class Shares” and “Institutional Class Shares”, respectively, and collectively, “Shares”), as set forth in this Agreement, and that these Shares be distributed immediately after the Closing (as defined herein) by the Acquired Fund to its Investors in liquidation of the Acquired Fund.

WHEREAS, the Trust is registered as an investment company classified as an open-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization, as defined below, is in the best interests of the Acquiring Fund shareholders and the Acquired Fund Investors, respectively, and is not dilutive of the interests of those shareholders;

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	PLAN OF REORGANIZATION

Subject to the terms and conditions herein set forth, and on the basis of the representations and warranties contained herein, the Acquired Fund shall assign, deliver and otherwise transfer its assets as set forth in paragraph 1.1 (the “Assets”) to the Acquiring Fund and the Acquiring Fund shall assume the Liabilities of the Acquired Fund. The Acquiring Fund shall, as consideration therefor, on the Closing Date (as defined in paragraph 3.1), issue and deliver to the Acquired Fund that number of full and fractional Shares of each class of the Acquiring Fund, rounded to the fourth decimal place or such other decimal place as the parties may agree in writing, determined by dividing the value of the Assets, net of Liabilities, attributable to a class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund, as set forth in paragraph 2.2. Such transfer, delivery and assumption shall take place at the closing provided for in paragraph 3.1 (hereinafter sometimes referred to as the “Closing”). Immediately following the Closing, the Acquired Fund shall distribute the appropriate number of full and fractional Investor Class Shares and Institutional Class Shares, respectively, of the Acquiring Fund to the Investors of the corresponding class of the Acquired Fund in liquidation of the Acquired Fund, as provided in paragraph 1.4 hereof. The Agreement and transactions contemplated hereunder for the Acquired Fund and the Acquiring Fund are hereinafter referred to as the “Reorganization.”

1.1         (a)       With respect to the Acquired Fund, the Assets of the Acquired Fund shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, instruments, claims and receivables (including dividend and interest receivables) owned by the Acquired Fund, and any prepaid expenses shown as an asset on the Acquired Fund’s books on the Closing Date.

(b)       Not less than ten (10) calendar days before the Closing Date, the Acquired Fund will provide the Acquiring Fund with a schedule of its Assets and its known liabilities, and the Acquiring Fund will provide the Acquired Fund with a copy of the current investment objective and policies applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell or otherwise dispose of any of the securities or other assets shown on the schedule of the Acquired Fund’s assets before the Valuation Date, but will not, without the prior approval of the Acquiring Fund, acquire any additional securities. Not less than five (5) calendar days before the Closing Date, the Acquiring Fund will advise the Acquired Fund of any investments of the Acquired Fund shown on such schedule that the Acquiring Fund would not hold on the Closing Date, pursuant to its stated investment objective and policies or otherwise. If the Acquired Fund holds any investments that the Acquiring Fund would not hold on the Closing Date under its stated investment objective or policies or otherwise, the Acquired Fund, if requested by the Acquiring Fund, will dispose of those securities prior to the Valuation Date to the extent practicable. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Acquiring Fund is or will be subject with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.2       The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund will assume all of the Liabilities of the Acquired Fund. If prior to the Closing Date either party identifies a liability, expense, cost, charge or reserve of the Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), that the parties mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the parties at the Closing (the “Excluded Liabilities”). The Acquiring Fund shall not assume any Liability for any obligation of the Acquired Fund to file reports with the U.S. Securities and Exchange Commission (“SEC”), Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Closing Date with respect to the Acquired Fund.

1.3       Immediately following the Closing, the Acquired Fund shall distribute pro rata to Investors of each class of its shares corresponding Investor Class Shares or Institutional Class Shares, respectively, of the Acquiring Fund. That distribution will be accomplished by an instruction, signed by an appropriate officer of the Trust, to transfer Investor Class Shares and Institutional Class Shares of the Acquiring Fund then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of record of the Acquired Fund’s Investors and representing the full and fractional number of Investor Class Shares and Institutional Class Shares of the Acquiring Fund due each Investor of the Acquired Fund. All issued and outstanding shares of each class of the Acquired Fund will be cancelled simultaneously therewith on the Acquired Fund’s books, and any outstanding share certificates representing interests in the Acquired Fund will represent only the right to receive such number of Investor Class Shares or Institutional Class Shares of the Acquiring Fund after the Closing as determined hereunder.

1.4       Following the transfer of assets by the Acquired Fund to the Acquiring Fund, the assumption of the Liabilities (other than the Excluded Liabilities, if any) by the Acquiring Fund, and the distribution by the Acquired Fund of the Investor Class Shares and Institutional Class Shares of the Acquiring Fund received by it pursuant to paragraph 1.3, the Acquired Fund shall be terminated. Any reporting or other responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the date on which, the Acquired Fund is terminated, subject to any reporting or other obligations described in paragraph 4.8.

2.	VALUATION

2.1       The value of the Assets of the Acquired Fund shall be the value of those assets computed as of the time at which net asset value is calculated pursuant to the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information on the business day immediately preceding the Closing Date (such time and date being herein called the “Valuation Date”). As of the close of business on the Valuation Date, the movement of records and materials of the Acquired Fund, and conversion thereof, to the fund accounting and administrative services agent of the Acquiring Fund shall commence for completion prior to the Closing Date.

2.2       The net asset value per share of each class of the Acquiring Fund shall be the net asset value per share of such class of the Acquiring Fund computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information.

2.3       All computations of value contemplated by this Article 2 shall be made by the Acquiring Fund’s administrator in accordance with its regular practice. The Acquiring Fund shall cause its administrator to deliver a copy of its valuation report to the Acquired Fund at the Closing.

3.	CLOSING AND CLOSING DATE

3.1       The Closing for the Reorganization shall occur on August 21, 2020 or on such other date as may be mutually agreed upon in writing by the parties hereto (each, a “Closing Date”). The Closing shall be held at the offices of Centre Asset Management, 48 Wall Street, New York, NY 10005, or at such other location as is mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously prior to the open of business on the Closing Date unless otherwise provided.

3.2       The Acquired Fund’s custodian shall deliver at the Closing evidence that: (a) the Acquired Fund Assets have been delivered in proper form to the Acquiring Fund as of the Closing Date and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, by the Acquired Fund in conjunction with the delivery of portfolio securities.

3.3       The Acquired Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the current shareholders and the number, class, and percentage ownership of outstanding Shares of the Acquired Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the accounts of the Acquired Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4       Notwithstanding anything herein to the contrary, if on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

4.	COVENANTS WITH RESPECT TO THE ACQUIRING FUND AND THE ACQUIRED FUND

4.1       The Board of Trustees of the Trust has called or will call a meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval of the transaction contemplated herein. The Acquired Fund shall assist the Acquiring Fund in preparing the notice of meeting, form of proxy and prospectus/proxy statement (collectively, “Proxy Materials”) to be used in connection with that shareholder meeting and the registration statement on Form N-14 to be prepared by the Trust pursuant to paragraph 4.6.

4.2       The Acquired Fund covenants that the Shares of the Acquiring Fund to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.3       The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Acquired Fund.

4.4       Subject to the provisions hereof, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

4.5       The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a final statement of the total amount of the Acquired Fund’s assets and liabilities as of the Closing Date.

4.6       The Trust, on behalf of the Acquiring Fund, has prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “1933 Act”), relating to the Shares of the Acquiring Fund (the “Registration Statement”). The Acquired Fund has provided or will provide the Acquiring Fund with necessary or advisable information and disclosure relating to the Acquired Fund for inclusion in the Proxy Materials, which are part of the Registration Statement, and with such other information and documents relating to the Acquired Fund as are requested by the Acquiring Fund and as are reasonably necessary or advisable for the preparation of the Registration Statement.

4.7       After the Closing, the Trust shall prepare, or shall cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed by the Acquiring Fund, which returns shall, if required, include the activity of the Acquired Fund for the applicable period through the close of business on the Valuation Date, and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

4.8         Following the transfer of Acquired Fund Assets by the Acquired Fund to the Acquiring Fund and the assumption of the Liabilities (other than the Excluded Liabilities, if any) in exchange for Shares of the Acquiring Fund as contemplated herein, the Acquired Fund will file, or be included in a Trust filing of, any final regulatory reports, including but not limited to any Form N-CEN (or successor form) and Rule 24f-2 filings with respect to the Acquired Fund, promptly after the Closing Date and also will take all other steps as are necessary and proper to effect the dissolution of the Acquired Fund in accordance with the laws of the state of Delaware and other applicable requirements.

5.	REPRESENTATIONS AND WARRANTIES

5.1         The Trust, on behalf of the Acquiring Fund, represents and warrants as of the date hereof and as of the Closing Date as follows:

(a)               The Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to oversee the affairs of Trust and grants the Trustees all powers necessary or desirable to carry out such responsibility. The Trust is registered as an investment company classified as an open-end management company, under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect;

(b)              The Acquiring Fund is a legally designated, separate series of the Trust duly organized and validly existing under the laws of the State of Delaware, and, for the partial taxable year from its inception through the Closing Date, has qualified as a separate regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and has taken all necessary and required actions to maintain such status;

(c)               The Registration Statement with respect to the Acquiring Fund will conform, conforms or conformed, at all times up to and including the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and does not include or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)               The Trust is not in violation of, and the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, do not and will not (i) violate the Declaration of Trust or Bylaws of the Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument or other undertaking, to which the Trust is a party or by which the Acquiring Fund’s properties or assets are bound;

(e)               Except as previously disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)               The unaudited financial statements as of and for the fiscal period ended March 31, 2020 and the audited financial statements for the fiscal year ended September 30, 2019 of the Acquiring Fund (copies of which have been furnished to the Acquired Fund) fairly present, in all material respects, the Acquiring Fund’s financial condition as of such dates and the results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Fund (contingent or otherwise) known to the Acquiring Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)               Since the date of the most recent financial statements of the Acquiring Fund, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquired Fund, prior to the Closing Date (for the purposes of this subparagraph (g), neither a decline in the Acquiring Fund’s net asset value per share nor a decrease in the Acquiring Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)               To the extent applicable, the Acquiring Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquiring Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquiring Fund have been timely paid, and to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)                All issued and outstanding shares, including shares to be issued in connection with the Reorganization, of the Acquiring Fund will, as of the Closing Date, be duly authorized and validly issued and outstanding, fully paid and nonassessable, the shares of each class of the Acquiring Fund issued and outstanding before the Closing Date were offered and sold in compliance with the applicable registration and regulatory requirements, or exemptions therefrom, of the 1933 Act, the 1940 Act, and all applicable state securities laws, and the regulations thereunder, and the Acquiring Fund does not have outstanding any option, warrants or other rights to subscribe for or purchase any of their shares nor is there outstanding any security convertible into any of their shares;

(j)                The execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund and its Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights, and to general equity principles;

(k)               Immediately after the Closing, and disregarding the Acquiring Fund’s distribution to its shareholders of the Acquired Fund Investor Class Shares and Institutional Class Shares , the Acquiring Fund will not be in “control” of the Acquired Fund within the meaning of Section 368(c) of the Code;

(l)                The Acquiring Fund is not engaged in, and has no intention to engage in, the Historic Business (as defined in Section 5.2(m) of the Acquired Fund;

(m)             Less than 25% of the portfolio assets held by the Acquired Fund in its Historic Business would have met the investment strategies, policies, risks and restrictions of the Acquiring Fund that will be in effect at the time of the Reorganization;

(n)               Following the Reorganization, the Acquiring Fund will neither continue the Historic Business of the Acquired Fund nor use a significant portion of the Acquired Fund’s Historic Business assets in a business; and

(o)               To the knowledge of the Acquiring Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required after the Closing Date.

5.2         The Trust, on behalf of the Acquired Fund, represents and warrants as of the date hereof and as of the Closing Date as follows:

(a)               The Trust was duly created pursuant to its Declaration of Trust by its Board of Trustees for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of Delaware, and the Declaration of Trust directs the Board of Trustees to oversee the affairs of the Trust and grants them all powers necessary or desirable to carry out such responsibility. The Trust is registered as an investment company classified as an open-end management company, under the 1940 Act and its registration with the SEC as an investment company is in full force and effect;

(b)               The Acquired Fund is a legally designated, separate series of the Trust duly organized and validly existing under the laws of the State of Delaware, and, for each full and partial taxable year from its inception through the Closing Date, has qualified as a separate regulated investment company under the Code and has taken all necessary and required actions to maintain such status;

(c)               All of the issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable federal and state securities laws; all issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges or other encumbrances, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, and there is no outstanding any security convertible into any of its shares;

(d)               The Trust is not in violation of, and the execution, delivery and performance of this Agreement by Trust, on behalf of the Acquired Fund, does not and will not (i) violate the Declaration of Trust or Bylaws of the Trust, or (ii) result in a breach or violation of, or constitute a default under, any material agreement or material instrument to which the Trust is a party or by which the Acquired Fund’s properties or assets are bound;

(e)               Except as previously disclosed in writing to the Acquiring Fund, with respect to the Acquired Fund, there is no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of any such proceeding or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

(f)               The audited financial statements of the Acquired Fund as of and for the fiscal year ended September 30, 2019 and the unaudited financial statements of the Acquired Fund as of and for the fiscal period ended March 31, 2020 (copies of which have been furnished to the Acquiring Fund) fairly present, in all material respects, the Acquired Fund’s financial condition as of such date and the results of operations for each such periods in accordance with generally accepted accounting principles consistently applied, and as of each such respective date there were no liabilities of the Acquired Fund (contingent or otherwise) known to the Acquired Fund that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

(g)               Since the date of the most recent financial statements of the Acquired Fund, there has been no material adverse change to the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, nor any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund, prior to the Closing Date (for the purposes of this subparagraph (h), neither a decline in the Acquired Fund’s net asset value per share nor a decrease in an Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change);

(h)               The Acquired Fund has timely filed all federal and other tax returns and reports that are required by law to have been filed by the Acquired Fund, all such tax returns and reports were complete and accurate, all taxes owed by the Acquired Fund have been timely paid, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been made with respect to any such return;

(i)                At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such Acquired Fund Assets hereunder, and upon delivery and payment for such Acquired Fund Assets as contemplated herein, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act;

(j)                The execution, delivery and performance of this Agreement on behalf of the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and its Board of Trustees, and this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

(k)               From the effective date of the Registration Statement, through the time of the meeting of the Investors of the Acquired Fund, and on the Closing Date, the Proxy Materials (exclusive of the portions of the Acquiring Fund’s prospectus contained or incorporated by reference therein): (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Trust, on behalf of the Acquired Fund, for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(l)                To the knowledge of the Acquired Fund, no governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquired Fund, or the performance of this Agreement by the Acquired Fund, except for such consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date;

(m)              The Acquired Fund’s historic business, which has been conducted since the inception of the Acquired Fund in January 2014, is investing primarily in U.S. Treasury debt securities of various maturities (the “Historic Business”);

(n)               Prior to the Closing, the Acquired Fund will dispose of all or substantially all of its U.S. Treasury debt securities and more than 75% of the portfolio assets held in its Historic Business; and

(o)               The Acquired Fund currently complies, and has complied since its organization, in all material respects with the requirements of, and the rules and regulations under all applicable federal and state securities laws.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of the Acquired Fund to consummate the Reorganization shall be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, satisfaction of the following conditions with respect to the Acquiring Fund:

6.1         All representations and warranties of the Acquiring Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2         The Acquiring Fund shall have delivered to the Acquired Fund at the Closing a certificate executed on behalf of the Acquiring Fund by the Trust’s President, Vice President, Assistant Vice President, Secretary or Assistant Secretary, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request; and

6.3         The Acquired Fund shall have received at the Closing an opinion of Thompson Hine LLP, counsel to the Trust and the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)       the Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)       the Acquiring Fund is a separate series of the Trust, which is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;

(c)       this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles; and

(d)       the Shares of the Acquiring Fund to be issued to the Acquired Fund and then distributed to the Acquired Fund’s Investors pursuant to this Agreement are duly registered under the 1933 Act, and are duly authorized and upon such issuance will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the Reorganization shall be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder, on or before the Closing Date and, in addition thereto, the following conditions:

7.1         All representations and warranties of the Acquired Fund contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2         The Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on behalf of the Acquired Fund by the Trust’s President, or Secretary, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request;

7.3         The Acquiring Fund shall have received at the Closing an opinion of Thompson Hine LLP, counsel to the Trust and the Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund (which opinion may be subject to customary qualifications), substantially to the effect that:

(a)       The Trust is a duly registered, open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect;

(b)       The Acquired Fund is a separate series of the Trust, which is a Delaware statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware; and

(c)       this Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

7.4         The transfer agent to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed on its own behalf by an authorized officer in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the shareholder records of the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request; and

7.5         The administrator, fund accountant and custodian to the Acquired Fund shall have delivered to the Acquiring Fund at the Closing certificates executed on their behalf by authorized officers in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the books and records of the Acquired Fund covered by their contracts with the Acquired Fund are complete and accurate and as to such other matters as the Acquiring Fund shall reasonably request.

8.          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

The obligations of the Acquiring Fund and of the Acquired Fund herein are each subject to the following further conditions, each of which is to occur on or before the Closing Date:

8.1         As to the Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Declaration of Trust and the requirements of applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

8.2         On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or any of the transactions contemplated herein;

8.3         All consents of other parties and all other consents, orders, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities) deemed necessary by the Acquiring Fund or by the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4         The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5         Before the Valuation Date, the Acquired Fund shall declare and pay a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which, together with all previous such dividends, shall have the effect of distributing to such Acquired Fund’s shareholders all of the Acquired Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (computed without regard to Section 852(b)(2)(D) of the Code), (ii) the excess, if any, of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) all of the Acquired Fund’s net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

9.	EXPENSES

Except as may be otherwise provided in the Registration Statement, the Adviser shall be responsible for payment of all of the expenses incurred by the Adviser and each Fund in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated (“Reorganization Expenses”).

Reorganization Expenses include, without limitation: (i) fees and expenses of the Funds’ counsel and independent registered public accounting firm incurred in connection with the Reorganization; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Shares of the Acquiring Fund to be issued in the Reorganization; (iii) postage; (iv) printing; (v) solicitation costs of the Reorganization; (vi) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Shares of the Acquiring Fund to be issued in connection with the Reorganization; (vii) other administrative or operational costs; (viii) fees and expenses of each Fund’s custodian and transfer agent incurred in connection with the Reorganization; and (ix) any special pricing fees associated with the valuation of each Fund’s portfolio on the Valuation Date.

Fees and expenses incurred by the Acquired Fund in connection with its sale or purchase of portfolio securities to align its portfolio with that of the Acquiring Fund, such as brokerage commissions, will be borne by the Acquired Fund but reimbursed by the Adviser.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       This Agreement constitutes the entire agreement between the parties and supersedes any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

10.2       Except as otherwise specified below, the representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated herein for a two year period, except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms.

11.	TERMINATION

11.1       This Agreement may be terminated, and the transactions contemplated hereby may be abandoned at any time before the Closing by:

(a)       the Acquired Fund if the conditions set forth in Section 6 are not satisfied as specified in such Section with respect to the Acquiring Fund;

(b)       the Acquiring Fund if the conditions set forth in Section 7 are not satisfied as specified in such Section with respect to the Acquired Fund; or

(c)       as to the Reorganization, the mutual consent of the Acquired Fund and the Acquiring Fund.

11.2       If this Agreement is terminated pursuant to and in accordance with Section 11.1, then the termination shall be without liability of any party; provided, however, that if the termination shall result from the material breach by a party of a covenant or agreement of such party contained in this Agreement, then such party responsible for the material breach shall be fully liable for any and all reasonable costs and expenses (including reasonable counsel fees and disbursements) sustained or incurred by the non-breaching party.

12.         AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the authorized officers of the Acquiring Fund; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Fund to be delivered to the Acquired Fund’s Investors under this Agreement to the detriment of the Acquired Fund Investors, or otherwise materially and adversely affecting the Acquired Fund, without the Acquired Fund obtaining the Acquired Fund Investor’s further approval, and provided, further that nothing in this Section 12 shall be construed to prohibit the Acquiring Fund and the Acquired Fund from amending this Agreement to change the Closing Date or Valuation Date by mutual agreement.

13.         NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to:

For the Acquired Fund or the Acquiring Fund:

Centre Funds

c/o Centre Asset Management, LLC

48 Wall Street, Suite 1100

New York, NY 10005

Tel: 212-918-4707

Attention: James Abate

With a copy to:

Thompson Hine LLP

41 South High Street, 17th floor

Columbus, Ohio 43215-6101

Tel: 614-469-3265

Attention: JoAnn Strasser

14.         HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1       The article and paragraph headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Exhibits shall be construed as referring to Articles, paragraphs or subparagraphs hereof or Exhibits hereto, respectively. Whenever the terms “hereto,” “hereunder,” “herein” or “hereof” are used in this Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual Article, paragraph, subparagraph or sentence.

14.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws provisions.

14.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5       It is expressly agreed that the obligations of each of the Acquiring Fund and the Acquired Fund shall not be binding upon any of, with respect to each Fund, the Trustees, Fund shareholders, nominees, Fund officers, agents or employees personally, but shall bind only the property of the Acquiring Fund or the Acquired Fund, as applicable, as provided in the Declaration of Trust of the Trust.

14.6       Any obligations of a Fund, and any fees and expenses of a Fund explicitly excluded from those to be borne by the Adviser pursuant to this Plan, shall be payable by, and/or the responsibility of, that Fund and no other series of the Trust.

* * *

[Signatures follow on the next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its authorized officer as of the date set forth above.

Centre Funds, on behalf of its series, Centre Global Infrastructure Fund

James A. Abate
President

Centre Funds, on behalf of its series, Centre Active U.S. Treasury Fund

James A. Abate
President

Centre Asset Management, LLC

James A. Abate
Managing Member

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND
INVESTMENT POLICIES

The tables below summarize the respective investment objective, principal investment strategies and fundamental policies of each of the Treasury Fund and the Infrastructure Fund, and identify certain differences between them. Each of the Treasury Fund and the Infrastructure Fund is a diversified series of the Trust.

Unlike non-fundamental policies, which may be changed without shareholder approval, a fundamental policy of a Fund may be changed only with the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Investment Objective

	Treasury Fund	Infrastructure Fund	Differences
Investment Objective	The Treasury Fund seeks to maximize investors’ total return through capital appreciation and current income. The Fund’s investment objective may be changed by the Board without shareholder approval.	The Infrastructure Fund seeks long-term growth of capital and current income. The Fund’s investment objective may be changed by the Board without shareholder approval.	No material difference.

Principal Investment Strategies

	Treasury Fund	Infrastructure Fund	Differences
80% Policy

Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months), and Treasury Inflation-Protected Securities (“TIPS”). U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years (referred to in this Proxy Statement/Prospectus as the Treasury Fund 80% Policy).

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets (referred to in this Proxy Statement/Prospectus as the Infrastructure Fund 80% Policy). “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing).

The Treasury Fund 80% Policy provides that at least 80% of the Fund’s net assets will be invested in U.S. Treasury securities, the Infrastructure Fund 80% Policy provides that at least 80% of the Fund’s net assets will be invested in equity securities issued by both U.S. and non-U.S. companies. Accordingly, (i) the Treasury Fund invests more in debt securities than equity securities, whereas the Infrastructure Fund invests more in equity securities than in debt securities; (ii) a significant portion of the Treasury Fund’s assets are represented by various Treasury securities, whereas a significant portion of the Infrastructure Fund’s assets are represented by securities issued by infrastructure-related companies.

	Treasury Fund	Infrastructure Fund	Differences
	The Treasury Fund 80% Policy is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders.	The Infrastructure Fund 80% Policy is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders.
Municipal Securities	No comparable strategy disclosed.	Investing in municipal securities, such as general obligation bonds, revenue bonds, facility or tax and industrial revenue bonds and pre-refunded bonds, is not a disclosed principal investment strategy of the Infrastructure Fund. The Infrastructure Fund may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities) up to 20% of its net assets,	Investing in municipal securities is not a principal investment strategy of the Treasury Fund. The Infrastructure Fund may invest in municipal securities, but investing in such assets is not currently a principal investment strategy of the Fund.

	Treasury Fund	Infrastructure Fund	Differences
Taxable Obligations	Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Treasury securities, including Treasury bonds (long-term government securities which pay interest every six months with various maturities), Treasury bills (short-term government securities with maturities ranging from a few days to 52 weeks), Treasury notes (government securities that are issued with various maturities and pay interest every six months), and Treasury Inflation-Protected Securities (“TIPS”). U.S. Treasury securities are fixed-rate debt obligations of the U.S. Treasury. TIPS are debt securities issued by the U.S. Treasury whose values are periodically adjusted to reflect a measure of inflation. TIPS pay interest every six months and are issued with maturities of 5, 10, and 30 years

The Infrastructure Fund may invest up to 20% of its net assets in taxable obligations. The securities in which the Fund may invest include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities).

The Infrastructure Fund’s disclosed strategy of investing in taxable obligations is limited to investments in infrastructure-related debt securities, whereas the Treasury Fund’s stated strategy does not have such a limit.
Foreign (Non-U.S.) Securities	Investing in foreign (non-U.S.) securities is not a principal investment strategy of the Treasury Fund.	Under normal market conditions, the Infrastructure Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts and Global Depositary Receipts.

The Infrastructure Fund normally invests at least 40% of its net assets in securities issued by companies organized or located in at least three non-U.S. countries. In contrast, investing in foreign securities is not a principal investment strategy of the Treasury Fund.

Master Limited Partnerships	No comparable strategy disclosed.	The Infrastructure Fund may invest in energy-related infrastructure companies organized as master limited partnerships (MLPs).	While the Treasury Fund does not have a disclosed strategy of investing in MLPs, the Infrastructure Fund has a disclosed policy permitting it to invest in MLPs that are infrastructure-related companies.

	Treasury Fund	Infrastructure Fund	Differences
Common Stock	No comparable strategy disclosed.	The Fund may invest a portion of its assets in common stock issued by companies that are not infrastructure-related companies. Such investments may include exchange-listed equities from companies across various industries, sectors and market capitalizations.	The Treasury Fund does not have a disclosed strategy for investing in common stock, whereas the Infrastructure Fund may invest in common stock issued by a wide range of diverse companies.
Convertible Securities	No comparable strategy disclosed.	The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.	The Treasury Fund does not have a disclosed investment strategy for investing in convertible securities, whereas the Infrastructure Fund has a disclosed strategy permitting the Fund to invest in convertible securities.
Cash	No comparable strategy disclosed.	Although the Infrastructure Fund intends to generally maintain a fully-invested posture and, as such, will typically hold cash to a minimum, at times, significant client inflows may temporarily increase cash positions.	For defensive purposes, the Treasury Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, whereas the Infrastructure Fund has a disclosed strategy permitting the Fund to, at times, hold an increased cash position.
Frequent or Active Trading	No comparable strategy disclosed.	The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.	The Treasury Fund does not have a disclosed investment strategy for frequent or active trading. The Infrastructure Fund’s disclosed strategy permits the Fund to engage in such trading activities.
Investment Approach	In selecting investments for the Fund, the Adviser considers yield and a security’s potential for capital appreciation resulting from changes in interest rates. The Adviser utilizes a fundamentally-driven interest rate forecasting process designed to forecast interest rates on a monthly basis. The Adviser’s investment approach seeks to manage and take advantage of short-term deviations from the general trend in rates. The Adviser reviews the Fund’s portfolio on a monthly basis and adjusts it, as appropriate, based on the Adviser’s interest rate outlook. The Adviser also assesses the relative yields available on securities with different maturities and future changes in interest rates. The Adviser may select securities with varying maturities. If the market environment is defensive characterized by an expectation of rising interest rates, the Fund may invest primarily in securities with shorter-term maturities, cash or cash equivalents, as well as sell U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to shorten the duration of the portfolio. Conversely, in an aggressive market environment of low inflation, characterized by declining interest rates, the Fund may invest primarily in securities with longer-term maturities, as well as purchase U.S. exchange-traded futures contracts on bond indices or U.S. Treasury notes and bonds to lengthen the duration of the portfolio.

In selecting investments for the Infrastructure Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In managing the Treasury Fund’s investment portfolio, the Adviser focuses primarily on factors relating to changes in interest rates. In managing the Infrastructure Fund’s investment portfolio, the Adviser focuses primarily on factors relating to fundamental stock selection and identifying a company’s intrinsic value.

Treasury Fund	Infrastructure Fund	Differences

In determining whether a particular asset may be a suitable investment for the Fund, the Adviser may focus on, among other attributes, the company’s ability to generate favorable returns, brand value, pricing power, measures of financial strength, profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment. The Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

Fundamental Investment Policies

Policy	Treasury Fund	Infrastructure Fund	Differences
Senior Securities	The Treasury Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	The Infrastructure Fund may not issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	No difference.
Borrowing Money	The Treasury Fund may not borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	The Infrastructure Fund may not borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	No difference.

Policy	Treasury Fund	Infrastructure Fund	Differences
Underwriting Activities	The Treasury Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	The Infrastructure Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.	No difference.
Real Estate	The Treasury Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	The Infrastructure Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans.	No difference.
Commodities	The Treasury Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	The Infrastructure Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	No difference.

Policy	Treasury Fund	Infrastructure Fund	Differences
Lending	The Treasury Fund may not make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan.	The Infrastructure Fund may not make loans, except through (i) any purchase of a debt obligation in accordance with its investment objective and policies; (ii) the use of any repurchase agreement, short-term commercial paper, certificates of deposit and bankers’ acceptances; (iii) the lending of portfolio securities; and (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or any exemptive orders under, the 1940 Act.	No material difference.
Diversification	With respect to 75% of its total assets, the Treasury Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	With respect to 75% of its total assets, the Infrastructure Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	No difference.
Industry Concentration	The Treasury Fund may not invest more than 25% of its net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies).	The Infrastructure Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	The Treasury Fund’s policy to not concentrate does not preclude that Fund from concentrating its investments securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies.

The Statement of Additional Information dated January 28, 2020 of each Fund provides the following additional information regarding its investment limitations:

●	Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although the SEC does not view certain transactions, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments as senior securities (“Permitted Senior Securities”), with appropriate earmarking or segregation of assets to cover such obligations. The Fund does not intend to incur borrowings other than bank borrowings and will adhere to the limits of the 1940 Act, including asset coverage requirements, with respect to these borrowings.

●	The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of the Fund’s total assets (not including temporary borrowings not in excess of 5% of its total assets).

●	With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

APPENDIX C

PERFORMANCE INFORMATION

Treasury Fund

The performance information below provides some indication of the risks of investing in the Treasury Fund by showing how the Treasury Fund’s performance has varied over time. The bar chart and performance table assume reinvestment of dividends and distributions. The Treasury Fund’s past performance (both before and after taxes) is not necessarily an indicator of how the Treasury Fund will perform in the future. Updated performance information is available on the Treasury Fund’s website at www.centrefunds.com or by calling (855) 298-4236.

The following bar chart depicts changes in the Treasury Fund’s performance from year to year during the periods indicated for Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Total Returns for the Last 5 Calendar Years – Investor Class Shares

Annual Total Returns (Years Ended December 31) – Investor Class Shares

Best Quarter:	1st Quarter, 2016	+3.89%
Worst Quarter:	4th Quarter, 2016	-3.83%

The following performance table compares the Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

Average Annual Total Returns (for the periods ended December 31, 2019)

	1 Year	5 Year	Since Inception*
Investor Class Shares**
Return Before Taxes	1.25%	0.95%	1.09%
Return After Taxes on Distributions	0.56%	0.15%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	0.74%	0.42%	0.53%
Institutional Class Shares
Return Before Taxes	1.73%	1.30%	1.43%
Bloomberg Barclays U.S. Treasury Index*** (reflects no deduction for fees, expenses, or taxes)	6.86%	2.36%	2.71%

*	The inception date of the Investor Class and Institutional Class shares is January 21, 2014.
**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index and measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table above. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

Infrastructure Fund

The following bar chart depicts the change in the Fund’s performance for the period indicated for Investor Class shares.

Annual Total Returns – Investor Class Shares

Annual Total Returns (Years Ended December 31) – Investor Class Shares

Best Quarter:	1st Quarter, 2019	+12.82%
Worst Quarter:	3rd Quarter, 2019	+1.68%

The following performance table compares the Fund’s average annual total returns for the period indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

Average Annual Total Returns (for the period ended December 31, 2019)

	1 Year	Since Inception*
Investor Class Shares**
Return Before Taxes	25.27%	6.55%
Return After Taxes on Distributions	24.54%	5.80%
Return After Taxes on Distributions and Sale of Fund Shares	15.41%	4.95%
Institutional Class Shares
Return Before Taxes	25.42%	6.85%
MSCI World Index ***	27.67%	4.93%
MSCI World Infrastructure Index**** (reflects no deduction for fees, expenses, or taxes)	21.60%	7.51%

*	The inception date of the Investor Class and Institutional Class shares is January 29, 2018.

**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.

***	The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

****	MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

 After tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown in the table above. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or an individual retirement account (“IRA”). If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

APPENDIX D

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the financial performance of each of the Treasury Fund and the Infrastructure Fund since its inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains. This information, is the report of the Fund’s independent registered public accounting firm, Cohen & Company, Ltd. for the Fund’s fiscal year ended September 30, 2019 to shareholders of the Treasury Fund and the Infrastructure Fund, dated September 30, 2019. Information for the period ended March 31, 2020 has not been audited.

Centre Active U.S. Treasury Fund – Investor Class Shares

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53		$9.63	$9.75		$10.44	$10.19	$10.07
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.16	0.17		0.18	0.16	0.12
Net realized and unrealized gain/(loss) on investments	(0.22)		0.17	(0.12)		(0.50)	0.09	0.13
Total income/(loss) from investment operations	(0.15)		0.33	0.05		(0.32)	0.25	0.25

DISTRIBUTIONS:
Net investment income	(0.07)		(0.16)	(0.17)		(0.35)	–	(0.05)
Net realized gains on investments	–		(0.27)	–		(0.02)	–	(0.08)
Total distributions	(0.07)		(0.43)	(0.17)		(0.37)	–	(0.13)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.22)		(0.10)	(0.12)		(0.69)	0.25	0.12
NET ASSET VALUE, END OF PERIOD	$9.31		$9.53	$9.63		$9.75	$10.44	$10.19

Total Return(b)	(1.60%)		3.50%	0.56%		(3.06%)	2.45%	2.48%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$26,852		$30,454	$37,008		$47,908	$63,398	$79,867

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.41	%(c)	1.70%	1.80%		1.84%	1.56%	1.20%
Operating expenses excluding reimbursement/waiver	1.36	%(c)	1.34%	1.31%		1.14%	1.09%	0.94%
Operating expenses including reimbursement/waiver	1.11	%(c)	1.09%	1.01	%(d)	0.85%	0.85%	0.85%

PORTFOLIO TURNOVER RATE	0	%(e)	9%	0%		4%	2%	70%

(a)	Calculated using the average shares method.
(b)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Annualized.
(d)	Effective January 29, 2018, the net expense limitation changed from 0.85% to 0.80%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

D-1

Centre Active U.S. Treasury Fund – Institutional Class Shares

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019	For the Year Ended September 30, 2018		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$9.60		$9.70	$9.82		$10.51	$10.23	$10.09
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.21	0.21		0.20	0.19	0.09
Net realized and unrealized gain/(loss) on investments	(0.23)		0.17	(0.12)		(0.49)	0.09	0.19
Total income/(loss) from investment operations	(0.14)		0.38	0.09		(0.29)	0.28	0.28

DISTRIBUTIONS:
Net investment income	(0.09)		(0.21)	(0.21)		(0.38)	–	(0.06)
Net realized gains on investments	–		(0.27)	–		(0.02)	–	(0.08)
Total distributions	(0.09)		(0.48)	(0.21)		(0.40)	–	(0.14)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.23)		(0.10)	(0.12)		(0.69)	0.28	0.14
NET ASSET VALUE, END OF PERIOD	$9.37		$9.60	$9.70		$9.82	$10.51	$10.23

Total Return(b)	(1.44%)		3.96%	0.96	%(c)	(2.78%)	2.74%	2.73%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,166		$5,718	$4,082		$4,670	$21,095	$21,573

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.89	%(d)	2.17%	2.18%		2.01%	1.81%	0.94%
Operating expenses excluding reimbursement/waiver	1.08	%(d)	1.07%	1.05%		0.88%	0.84%	1.01%
Operating expenses including reimbursement/waiver	0.63	%(d)	0.62%	0.62	%(e)	0.60%	0.60%	0.60%

PORTFOLIO TURNOVER RATE	0	%(f)	9%	0%		4%	2%	70%

(a)	Calculated using the average shares method.
(b)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Difference between total return data appearing in the Manager Commentary and Financial Highlights is due to financial reporting adjustments.
(d)	Annualized.
(e)	Effective January 29, 2018, the net expense limitation agreement changed to exclude shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

Centre Global Infrastructure Fund – Investor Class Shares

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.18		$9.64		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.22		0.12
Net realized and unrealized gain/(loss) on investments	(2.15)		0.57		(0.29)
Total income/(loss) from investment operations	(2.04)		0.79		(0.17)

DISTRIBUTIONS:
Net investment income	(0.13)		(0.25)		(0.15)
Net realized gains on investments	–		–		(0.10)
Total distributions	(0.13)		(0.25)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	0.00	(b)	0.06
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.17)		0.54		(0.36)
NET ASSET VALUE, END OF PERIOD	$8.01		$10.18		$9.64

Total Return(c)	(20.22%)		8.41%		(1.18%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$18,208		$28,879		$14,843

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.24	%(d)	2.28%		1.87	%(d)
Operating expenses excluding reimbursement/waiver	1.89	%(d)	2.29%		2.34	%(d)
Operating expenses including reimbursement/waiver	1.25	%(d)	1.30	%(e)	1.33	%(d)(f)

PORTFOLIO TURNOVER RATE	9	%(g)	233%		49	%(g)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 22, 2019, the net expense limitation changed from 1.05% to 1.25%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Effective May 18, 2018, the net expense limitation changed from 1.30% to 1.05%., including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

Centre Global Infrastructure Fund – Institutional Class Shares

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Period January 29, 2018 (Inception) to September 30, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.20		$9.67		$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.24		0.15
Net realized and unrealized gain/(loss) on investments	(2.16)		0.57		(0.23)
Total income/(loss) from investment operations	(2.03)		0.81		(0.08)

DISTRIBUTIONS:
Net investment income	(0.15)		(0.28)		(0.15)
Net realized gains on investments	–		–		(0.10)
Total distributions	(0.15)		(0.28)		(0.25)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(b)	–		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(2.18)		0.53		(0.33)
NET ASSET VALUE, END OF PERIOD	$8.02		$10.20		$9.67

Total Return(c)	(20.14%)		8.59%		(0.78%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$6,322		$23,663		$1,424

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.45	%(d)	2.48%		2.28	%(d)
Operating expenses excluding reimbursement/waiver	1.60	%(d)	1.61%		7.96	%(d)
Operating expenses including reimbursement/waiver	1.00	%(d)	1.01	%(e)	1.16	%(d)

PORTFOLIO TURNOVER RATE	9	%(f)	233%		49	%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective July 22, 2019, the net expense limitation changed from 1.10% to 1.00%, including, among other fees and expenses, 12b-1 fees and shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

APPENDIX E

OWNERSHIP OF SHARES OF THE FUNDS

Treasury Fund

As of July 6, 2020, the Treasury Fund had the following numbers of outstanding shares of stock:

Class of Shares	Shares Outstanding
Investor Class Shares	Number of Outstanding Shares:	2,440,438.813
Institutional Class Shares	Number of Outstanding Shares:	169,297.878

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Treasury Fund’s management, as of July 6, 2020, the following entities held beneficially or of record more than 5% of the Fund’s outstanding shares:

Treasury Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211Main St San Francisco, CA 94105	331,018.118	13.56%	Record
Wells Fargo Advisors, LLC Mailcode: H0006-09V 1 N Jefferson Ave. Saint Louis, MO 63103	216,012.805	8.85%	Record
Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	184,857.705	7.57%	Record
National Financial Services, LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	177,477.145	7.27%	Record
RBC Capital Markets, LLC 60 S 6th St. Minneapolis, MN 55402	176,269.262	7.22%	Record
Morgan Stanley DW Attn: Mutual Fund Operations 1 New York Plz, Fl. 12 New York, NY 10004	159,757.763	6.55%	Record

E-1

Treasury Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Blvd., Fl. 8 Weehawken, NJ 07086	73,850.693	43.62%	Record
Wells Fargo Advisors, LLC Mailcode: H0006-09V 1 N Jefferson Ave. Saint Louis, MO 63103	45,832.080	27.07%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211Main St San Francisco, CA 94105	45,676.001	26.98%	Record

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Infrastructure Fund

As of July 6, 2020, the Infrastructure Fund had the following numbers of outstanding shares of stock:

Class of Shares	Shares Outstanding
Investor Class Shares	Number of Outstanding Shares:	2,130,639.680
Institutional Class Shares	Number of Outstanding Shares:	627,824.283

Each share is entitled to one vote and fractional shares have proportionate voting rights.

To the knowledge of the Infrastructure Fund’s management, as of July 6, 2020, the following entities held beneficially or of record more than 5% of the Fund’s outstanding shares:

Infrastructure Fund - Investor

Name and Address	Shares	% Ownership	Type of Ownership
Morgan Stanley DW Attn: Mutual Fund Operations 1 New York Plz, Fl. 12 New York, NY 10004	380,706.702	17.87%	Record
RBC Capital Markets, LLC 60 S 6th St. Minneapolis, MN 55402	316,584.557	14.86%	Record
Merrill Lynch, Pierce, Fenner & SMI 4800 Deer Lake Dr. E, Fl. 1 Jacksonville, FL 32246	309,884.200	14.54%	Record
Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	214,709.476	10.08%	Record
Charles Schwab & Co., Inc. Attn: Mutual Funds SF215FMT-05 211Main St San Francisco, CA 94105	179,706.636	8.43%	Record
UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Blvd., Fl. 8 Weehawken, NJ 07086	175,431.083	8.23%	Record
Wells Fargo Advisors, LLC Mailcode: H0006-09V 1 N Jefferson Ave. Saint Louis, MO 63103	109,068.554	5.12%	Record

Infrastructure Fund - Institutional

Name and Address	Shares	% Ownership	Type of Ownership
UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Blvd., Fl. 8 Weehawken, NJ 07086	265,362.200	42.27%	Record
Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	85,121.812	13.56%	Record
Morgan Stanley DW Attn: Mutual Fund Operations 1 New York Plz, Fl. 12 New York, NY 10004	81,643.044	13.00%	Record
Merrill Lynch, Pierce, Fenner & SMI 4800 Deer Lake Dr. E, Fl. 1 Jacksonville, FL 32246	45,208.891	7.20%	Record
Wells Fargo Advisors, LLC Mailcode: H0006-09V 1 N Jefferson Ave. Saint Louis, MO 63103	32,243.696	5.14%	Record

Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

PROXY CARD

CENTRE ACTIVE U.S. TREASURY FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

Centre Funds

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT/PROSPECTUS**

SHAREHOLDER NAME

AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **https://vote.proxyonline.com** using your proxy *voting number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(800) 967-5079** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **SAMPLE**

The undersigned hereby revokes all previous proxies for his/her shares of the Centre Active U.S. Treasury Fund (the "Treasury Fund") a series of Centre Funds (the "Trust") and appoints James A. Abate as proxy of the undersigned with full power of substitution to vote all shares of the Treasury Fund that the undersigned is entitled to vote at the Treasury Fund's Special Meeting of Shareholders (the "Meeting") to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Thursday, August 20, 2020 at 10:00 a.m. Eastern Time, including any postponements or adjournments thereof, upon the matter set forth on the reverse side, and instructs him to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees (the "Board") of the Trust, of which the Treasury Fund is a series. The Board unanimously recommends that you vote "FOR" the proposals listed in the proxy card. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted FOR the proposals, including the proposal to approve an agreement and plan of reorganization providing for the reorganization of the Treasury Fund into the Centre Global Infrastructure Fund (the "Infrastructure Fund").** If any other matters properly come before the Meeting to be voted on, the proxy holder will vote, act and consent on those matters in accordance with the views of management.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

CENTRE ACTIVE U.S. TREASURY FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization pursuant to which the Treasury Fund will be reorganized into the Infrastructure Fund as described in the Proxy Statement/Prospectus.	O	O	O
2. If necessary, a proposal to adjourn the Meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Meeting to approve the Plan.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TREASURY FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

STATEMENT OF ADDITIONAL INFORMATION

 July 10, 2020

For the Reorganization of:

Centre Active U.S. Treasury Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

INTO

Centre Global Infrastructure Fund,
a series of Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005
(212) 918-4705

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated January 28, 2020 relating to the Special Meeting of Shareholders of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds, a Delaware statutory trust (the “Trust”), to be held at the offices of Centre Asset Management, LLC, 48 Wall Street, Suite 1100, New York, New York 10005 on Thursday, August 20, 2020 at 10:00 a.m. (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which the Treasury Fund would be reorganized into Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust. The Plan provides for (i) the transfer of all of the assets and liabilities of the Treasury Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Treasury Fund to its Institutional Class shareholders; and (ii) the termination of the Treasury Fund.

The Proxy Statement/Prospectus and this Statement of Additional Information are available upon request, without charge, by writing to the applicable address or calling the telephone numbers listed below.

By mail:	Centre Funds
48 Wall Street, Suite 1100
New York, New York 10005

By phone:	(855) 298-4236

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

By electronic mail:	publicinfo@sec.gov (duplicating fee required)

On the Internet:	www.sec.gov

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	3
PRO FORMA FINANCIAL INFORMATION	4

ADDITIONAL INFORMATION ABOUT THE FUNDS

This Statement of Additional Information, which supplements and is related to the Proxy Statement/Prospectus, is accompanied by and incorporates by reference each of the following documents (or portions thereof) as they may be amended or supplemented from time to time:

●	Statement of Additional Information of the Infrastructure Fund (Filed on January 28, 2020; Accession No. 0001398344-20-001354); and

●	Statement of Additional Information of the Treasury Fund (Filed on January 28, 2020; Accession No. 0001398344-20-001354).

2

PRO FORMA FINANCIAL INFORMATION

This Statement of Additional Information is accompanied by the documents referenced below, which contain historical financial information regarding each Fund and are incorporated herein by reference.

●	Audited Financial Statements of the Treasury Fund, as of September 30, 2019, included in the Treasury Fund’s Annual Report to Shareholders, as of that same date (Filed on December 9, 2019; Accession 0001398344-19-022211);

●	Audited Financial Statements of the Infrastructure Fund, as of September 30, 2019, included in the Infrastructure Fund’s Annual Report to Shareholders, as of that same date (Filed on December 9, 2019; Accession 0001398344-19-022211);

●	Unaudited Financial Statements of the Treasury Fund, as of March 31, 2020, included in the Treasury Fund’s Semi-Annual Report to Shareholders, as of that same date (Filed on May 26, 2020; Accession 0001398344-20-011492);

●	Unaudited Financial Statements of the Infrastructure Fund, as of March 31, 2020, included in the Infrastructure Fund’s Semi-Annual Report to Shareholders, as of that same date (Filed on May 26, 2020; Accession 0001398344-20-011492).

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of each of the Treasury Fund and the Infrastructure Fund at March 31, 2020, and assumes that the Reorganization occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve-month period ended at March 31, 2020 and assumes that the Reorganization occurred at the beginning of the period. The Infrastructure Fund is expected to be the accounting survivor.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived, including that shareholders of the Treasury Fund approve the Plan providing for the Reorganization.

These pro forma numbers have been estimated in good faith based on information regarding the Funds. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are included in their respective shareholder reports.

3

Combined Pro Forma Schedule of Investments as of March 31, 2020 (unaudited)
Centre Active U.S. Treasury Fund
Centre Global Infrastructure Fund
Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Treasury Fund		Centre Global Infrastructure Fund		Pro-Forma Adjustments		Centre Global Infrastructure Fund - Pro-forma Combined
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
COMMON STOCKS (44.08%)
ASIA (8.49%)
Australia (1.70%)
Multi-Utilities (0.83%)
AGL Energy, Ltd.			42,600	$450,435			42,600	$450,435
Transportation Infrastructure (0.87%)
Transurban Group	-	-	64,030	474,194			64,030	474,194
Total Australia		-		924,629				924,629
China (0.73%)
Independent Power and Renewable Electricity Producers (0.73%)
Datang International Power Generation Co., Ltd.	-	-	2,950,000	395,731			2,950,000	395,731
Total China		-		395,731				395,731
Hong Kong (1.64%)
Gas Utilities (0.92%)
China Resources Gas Group, Ltd.	-	-	100,200	504,053			100,200	504,053
Water Utilities (0.72%)
Beijing Enterprises Water Group, Ltd			1,000,000	390,829			1,000,000	390,829
Total Hong Kong		-		894,882				894,882
Japan (3.67%)
Diversified Telecommunication Services (0.58%)
Nippon Telegraph & Telephone Corp.	-	-	13,200	316,174			13,200	316,174
Wireless Telecommunication Services (3.09%)
KDDI Corp.	-	-	16,900	501,381			16,900	501,381
NTT DOCOMO, Inc.	-	-	13,000	408,287			13,000	408,287
SoftBank Corp	-	-	16,400	209,642			16,400	209,642
SoftBank Group Corp.	-	-	16,100	567,187			16,100	567,187
		-		1,686,497				1,686,497
Total Japan		-		2,002,671				2,002,671
New Zealand (0.76%)
Diversified Telecommunication Services (0.76%)
Spark New Zealand, Ltd.	-	-	170,100	414,623			170,100	414,623
Total New Zealand		-		414,623				414,623
TOTAL ASIA
(Cost $5,449,965)		-		4,632,536				4,632,536
EUROPE (6.98%)
France (0.44%)
Diversified Telecommunication Services (0.44%)
Orange SA	-	-	19,420	238,493			19,420	238,493
Total France		-		238,493				238,493
Germany (1.08%)
Diversified Telecommunication Services (0.78%)
Deutsche Telekom AG	-	-	32,460	422,943			32,460	422,943
Multi-Utilities (0.30%)
E.ON SE	-	-	15,750	163,997			15,750	163,997
Total Germany		-		586,940				586,940
Great Britain (1.27%)
Multi-Utilities (0.60%)
National Grid Plc	-	-	27,760	326,394			27,760	326,394
Wireless Telecommunication Services (0.67%)
Vodafone Group Plc	-	-	259,440	364,142			259,440	364,142
Total Great Britain				690,536				690,536
Greece (0.80%)
Diversified Telecommunication Services (0.80%)
Hellenic Telecommunications Organization SA	-	-	36,000	435,954			36,000	435,954
Total Greece				435,954				435,954
Italy (1.77%)
Diversified Telecommunication Services (0.71%)

4

Telecom Italia SpA(a)	-	-	943,500	387,514	943,500	387,514
Electric Utilities (0.78%)
Enel SpA	-	-	61,340	428,846	61,340	428,846
Transportation Infrastructure (0.28%)
Atlantia SpA	-	-	11,930	150,391	11,930	150,391
Total Italy				966,751		966,751
Spain (1.62%)
Diversified Telecommunication Services (0.38%)
Telefonica SA	-	-	45,420	209,066	45,420	209,066
Electric Utilities (0.86%)
Iberdrola SA	-	-	47,704	472,672	47,704	472,672
Transportation Infrastructure (0.38%)
Abertis Infraestructuras SA(a)(b)	-	-	1,200	24,299	1,200	24,299
Aena SME SA(c)(d)	-	-	1,670	183,301	1,670	183,301
		-		207,600		207,600
Total Spain		-		889,339		889,339
TOTAL EUROPE
(Cost $4,521,423)		-		3,808,013		3,808,013
MIDDLE EAST (0.80%)
Israel (0.80%)
Diversified Telecommunication Services (0.80%)
Bezeq The Israeli Telecomminication Corp., Ltd(a)	-	-	600,000	435,070	600,000	435,070
Total Israel		-		435,070		435,070
TOTAL MIDDLE EAST (Cost $417,629)				435,070		435,070
NORTH AMERICA (26.41%)
Canada (4.84%)
Oil, Gas & Consumable Fuels (4.84%)
Enbridge, Inc.	-	-	47,980	1,397,158	47,980	1,397,158
Pembina Pipeline Corp.	-	-	14,000	262,630	14,000	262,630
TC Energy Corp.	-	-	22,000	977,830	22,000	977,830
		-		2,637,618		2,637,618
Total Canada		-		2,637,618		2,637,618
Mexico (0.76%)
Transportation Infrastructure (0.76)
Grupo Aeroportuario del Pacifico SAB de CV, ADR	-	-	7,640	412,102	7,640	412,102
Total Mexico	-	-		412,102		412,102
United States (20.81%)
Diversified Telecommunication Services (7.07%)
AT&T, Inc.	-	-	65,002	1,894,808	65,002	1,894,808
Verizon Communications, Inc.	-	-	36,498	1,961,038	36,498	1,961,038
		-		3,855,846		3,855,846
Electric Utilities (4.77%)
American Electric Power Co., Inc.	-	-	3,300	263,934	3,300	263,934
Duke Energy Corp.	-	-	4,899	396,231	4,899	396,231
Eversource Energy	-	-	2,197	171,827	2,197	171,827
Exelon Corp.	-	-	6,598	242,872	6,598	242,872
FirstEnergy Corp.			3,596	144,092	3,596	144,092
NextEra Energy, Inc.	-	-	3,296	793,084	3,296	793,084
The Southern Co.	-	-	6,999	378,926	6,999	378,926
Xcel Energy, Inc.	-	-	3,503	211,231	3,503	211,231
		-		2,602,197		2,602,197
Health Care Providers & Services (1.43%)
HCA Healthcare, Inc.	-	-	6,547	588,248	6,547	588,248
Universal Health Services, Inc., Class B	-	-	1,950	193,206	1,950	193,206
		-		781,454		781,454
Independent Power and Renewable Electricity Producers (0.52%)
AES Corp.	-	-	21,000	285,600	21,000	285,600
Multi-Utilities (2.06%)
Consolidated Edison, Inc.	-	-	2,248	175,344	2,248	175,344
Dominion Energy, Inc.	-	-	5,499	396,973	5,499	396,973
Public Service Enterprise Group, Inc.	-	-	3,399	152,649	3,399	152,649
Sempra Energy	-	-	1,895	214,116	1,895	214,116
WEC Energy Group, Inc.	-	-	2,100	185,073	2,100	185,073
		-		1,124,155		1,124,155
Oil, Gas & Consumable Fuels (4.22%)
Cheniere Energy, Inc.(a)	-	-	5,590	187,265	5,590	187,265

5

Kinder Morgan, Inc.	-	-	72,216	1,005,247	72,216	1,005,247
ONEOK, Inc.	-	-	10,002	218,143	10,002	218,143
The Williams Cos., Inc.	-	-	62,900	890,035	62,900	890,035
		-		2,300,690		2,300,690
Water Utilities (0.26%)
American Eater Works Co., Inc.	-	-	1,200	143,472	1,200	143,472
Wireless Telecommunication Services (0.48%)
T-Mobile US, Inc.(a)	-	-	3,120	261,768	3,120	261,768
Total United States		-		11,355,182		11,355,182
TOTAL NORTH AMERICA
(Cost $16,975,886)		-		14,404,902		14,404,902
SOUTH AMERICA (1.40%)
Brazil (0.67%)
Water Utilities (0.67%)
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	-	-	49,470	365,089	49,470	365,089
Total Brazil				365,089		365,089
Chile (0.73%)
Electric Utilities (0.73%)
Enel Americas SA, ADR	-	-	66,100	400,566	66,100	400,566
Total Chile				400,566		400,566
TOTAL SOUTH AMERICA (Cost $1,068,637)				765,655		765,655
TOTAL COMMON STOCKS
(Cost $28,433,540)		-		24,046,176		24,046,176

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (48.34%)
U.S. Treasury Bond (29.00%)
8/15/2020, 8.750%	$5,500,000	$5,676,816	-	-			$5,500,000	$5,676,816
5/15/2027, 2.375%(e)	700,000	790,016	-	-			700,000	790,016
2/15/2043, 3.125%(e)	3,410,000	4,664,773	-	-			3,410,000	4,664,773
5/15/2044, 3.375%(e)	3,280,000	4,690,144	-	-			3,280,000	4,690,144
Total U.S. Treasury Bond		15,821,749						15,821,749
U.S. Treasury Notes (19.34%)
7/31/2021, 2.250%(e)	2,200,000	2,260,285	-	-			2,200,000	2,260,285
11/15/2022, 1.625%(e)	2,100,000	2,174,607	-	-			2,100,000	2,174,607
5/15/2024, 2.500%(e)	2,100,000	2,285,473	-	-			2,100,000	2,285,473
8/15/2024, 2.375%(e)	1,600,000	1,740,313	-	-			1,600,000	1,740,313
11/15/2025, 2.250%(e)	1,900,000	2,087,402	-	-			1,900,000	2,087,402
Total U.S. Treasury Notes		10,548,080						10,548,080
TOTAL U.S. GOVERNMENT BONDS & NOTES
(Cost $22,986,896)		26,369,829						26,369,829

	7-Day Yield	Shares	Value	7-Day Yield	Shares	Value	Shares	Value	Shares	Value
SHORT TERM INVESTMENTS (3.45%)
Money Market Fund (3.45%)
Dreyfus Treasury Prime Cash Management, Institutional Class	0.543%%	1,880,524	1,880,524	-	-	-			1,880,524	1,880,524
			1,880,524			-				1,880,524
TOTAL SHORT TERM INVESTMENTS
(Cost $1,880,524)			1,880,524			-				1,880,524
TOTAL INVESTMENTS (95.87%)
(Cost $53,300,960)			$28,250,353			$24,046,176				$52,296,529
Other Assets in Excess of Liabilities (4.13%)			1,767,717			484,038				2,251,755
NET ASSETS (100.00%)			$30,018,070			$24,530,214				$54,548,284

(a)	Non-income producing security.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 3).

(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of March 31, 2020, these securities had a total aggregate market value of $183,301, representing 0.75% of net assets.

(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $183,301, representing 0.75% of net assets.

(e)	Denotes securities that would need to be sold in connection with the Reorganization for purposes of complying with the Infrastructure Fund’s investment guidelines and restrictions.

6

FAIR VALUE MEASUREMENTS

Centre Active U.S. Treasury Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 - Significant unobservable prices or inputs (including the oversight of the Board and Adviser in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2020:

	Centre Active U.S. Treasury Fund			Centre Global Infrastructure Fund			Pro Forma Adjustments			Centre Global Infrastructure Fund Pro Forma Combined
Investments in Securities at Value	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Total
U.S. Government Bonds & Notes	$-	$26,369,829	$-	$-	$-	$-	$-	$-	$-	$-	$26,369,829	$-	$26,369,829
Common Stocks		-	-	24,021,877	-	24,299	-	-	-	24,021,877	-	24,299	24,046,176
Short Term Investments	1,880,524	-	-		-	-	-	-	-	1,880,524	-	-	1,880,524
TOTAL	$1,880,524	$-	$-	$24,021,877	$-	$4,299	$-	$-	$-	$25,902,401	$26,369,829	$24,299	$52,296,529

 7

Statement of Assets and Liabilities as of March 31, 2020

(Unaudited)

Pro Forma Combined Statement of Assets and Liabilities

Centre Active U.S. Treasury Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund	Adjustments	Centre Global Infrastructure Fund - Pro-forma Combined
ASSETS:
Investments, at value	$28,250,353	$24,046,176	$–	$52,296,529
Foreign currency, at value (Cost $– and $88, respectively)	–	227,739	–	227,739
Receivable for dividends and interest	187,088	93,446	–	280,534
Deposit with broker for futures contracts	1,607,712	–		1,607,712
Receivable for investments sold	–	441,662		441,662
Deferred offering cost	–	222	–	222
Prepaid and other assets	16,212	26,657	–	42,869
Total Assets	30,061,365	24,835,902	–	54,897,267
LIABILITIES:

Cash payable to custodian	–	215,274	–	215,274
Payable to administrator	8,786	14,306	–	23,092
Payable to transfer agent	4,841	19,295	–	24,136
Payable for investments purchased	–	14,099	–	14,099
Payable for fund shares redeemed	–	3,615	–	3,615
Payable to investment adviser	1,099	732	–	1,831
Accrued 12b-1 and service fees	6,355	5,066	–	11,421
Payable for custodian fees	1,430	68	–	1,498
Payable for printing	1,633	920	–	2,553
Payable for legal and audit fees	15,309	17,601	–	32,910
Payable to Trustees	2,721	4,473	–	7,194
Payable under the Chief Compliance Officer Services Agreement	977	2,214	–	3,191
Other payables	144	8,025	–	8,169
Total Liabilities	43,295	305,688	–	348,983
NET ASSETS	$30,018,070	$24,530,214	$–	$54,548,284
NET ASSETS CONSIST OF:
Paid-in capital	$30,467,955	$56,267,807	$–	$86,735,762
Total distributable earnings	(449,885)	(31,737,593)	–	(32,187,478)
NET ASSETS	$30,018,070	$24,530,214	$–	$54,548,284
INVESTMENTS, AT COST	$24,867,420	$24,867,420	$–	$53,300,960
PRICING OF SHARES
Investor Class
Net Assets	$26,852,289	$18,208,063		$45,060,352
Shares outstanding	2,885,436	2,273,367	466,709	5,625,512
Net Asset Value, offering and redemption price per share	$9.31	$8.01		$8.01
Institutional Class
Net Assets	$3,165,778	$6,322,151		$9,487,929
Shares outstanding	337,893	788,682	56,459	1,183,034
Net Asset Value, offering and redemption price per share	$9.37	$8.02		$8.02

 8

Statement of Operations for the 12 Months April 1, 2019 to March 30, 2020 (Unaudited)

Pro Forma Combined Statement of Operations

Centre Active U.S. Treasury Fund

Centre Global Infrastructure Fund

Centre Global Infrastructure Fund Pro Forma Combined

	Centre Active U.S. Treasury Fund	Centre Global Infrastructure Fund	Pro-forma Adjustments		Centre Global Infrastructure Fund - Pro-forma Combined
INVESTMENT INCOME:
Interest	$886,553	$2,410	$-		$888,963
Dividends	52,471	1,388,348	-		1,440,819
Foreign taxes withheld	-	(71,333)	-		(71,333)
Total Investment Income	939,024	1,319,425	-		2,258,449

EXPENSES:
Investment advisory fees	142,806	338,730	139,774	(a)	621,310
Administration fees	69,985	71,215	-		140,900
Transfer agent fees	58,422	42,945	-		101,367
Custodian fees	5,338	18,379	(5,338	)(b)	18,379
Legal fees	20,205	34,445	-		54,650
Audit fees	13,067	12,980	(12,497	)(c)	13,550
Trustees' fees and expenses	11,931	13,030	-		24,961
Registration/filing fees	30,071	39,775	-		69,846
12b-1 (Investor Class)	75,267	56,729	(357	)(d)	131,639
Shareholder service fees	16,364	21,274	7,397	(e)	45,035
Printing fees	7,522	9,042	-		16,564
Chief Compliance Officer services fees	13,458	14,819	(5,218	)(f)	23,059
Miscellaneous expenses	6,845	8,693	-		15,538
Total expenses before waivers	471,281	682,056	123,761		1,277,098
Fees waived/reimbursed by investment adviser:
Investor Class	(79,652)	(160,326)	367	(g)	(239,611)
Institutional Class	(25,499)	(86,319)	29,027	(g)	(82,791)
Net Expenses	366,130	435,411	153,155		954,696
Net Investment Income	572,894	884,014	(153,155)		1,303,753
Net realized gain/(loss) on investments	1,013,646	(1,862,112)	-		(848,466)
Net realized loss of futures contracts	(4,772,444)	-	-		(4,772,444)
Net realized loss on foreign currencies	-	(35,142)	-		(35,142)
Total realized gain/(loss)	(3,758,798)	(1,897,254)	-		(5,656,052)
Net change in unrealized appreciation/ (depreciation) on investments	2,529,026	(6,503,687)	-		(3,974,661)
Net change in unrealized appreciation on futures contracts	479,236	-	-		479,236
Net change in unrealized appreciation on foreign currencies	-	7,869	-		7,869
Total change in unrealized appreciation/(depreciation)	3,008,262	(6,495,818)	-		(3,487,556)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,	(750,536)	(8,393,072)	-		(9,143,608)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(177,642)	$(7,509,058)	$(153,155)		$(7,839,855)

(a)	The adjustment is made to show the change in advisory fees due to the Reorganization.
(b)	The adjustment is made to show a change in custodian fees due to the Reorganization.
(c)	The adjustment is made to show the change in audit fees due to the Reorganization.
(d)	The adjustment is made to show the change in 12b-1 fees due to the Reorganization.
(e)	The adjustment is made to show the change in shareholder service fees due to the Reorganization.
(f)	The adjustment is made to show the change in chief compliance officer services fees due to the Reorganization.
(g)	The adjustment is made to show the adjusted waived/amount reimbursed due to the Infrastructure Fund based on the combined asset levels and expenses as well as the current expense limitation agreement.

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CENTRE aCTIVE U.S. treasury FUND AND CENTRE GLOBAL INFRASTRUCTURE FUND

mARCH 31, 2020

(Unaudited)

1. BASIS OF COMBINATION

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Centre Active U.S. Treasury Fund (the “Treasury Fund”), a series of Centre Funds (the “Trust”), into the Centre Global Infrastructure Fund (the “Infrastructure Fund”), another series of the Trust (the “Reorganization”). The Board of Trustees of the Trust (the “Board” or the “Trustees”), on behalf of each of the Treasury Fund and the Infrastructure Fund, has determined unanimously, following the Adviser’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at March 31, 2020 and assumes the merger occurred on that date. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve month period ending March 31, 2020 and assumed the merger occurred at the beginning of the period.

In accordance with the terms and conditions set forth in the Agreement and Plan of Reorganization, the parties desire that all of the assets of each Acquired Fund be transferred to the corresponding Acquiring Fund, and that the Acquiring Fund assume all liabilities, expenses, costs, charges and reserves of the corresponding Acquired Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (each a “Liability” and collectively the “Liabilities”), in exchange for full and fractional shares of the applicable class of the corresponding Acquiring Fund (“Shares”), as set forth in this Agreement, and that these Shares be distributed immediately after the Closing (as defined herein) by each Acquired Fund to its Investors in liquidation of such Acquired Fund.

The Reorganization contemplated is not expected to qualify as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes.  Consequently, the Treasury Fund will recognize gain or loss, if any, from the transfer of its assets to the Infrastructure Fund. However, based on the current fair market value of its holdings as well the realized losses by the Treasury in the current fiscal and calendar year, the Treasury Fund does not expect to realize net taxable gains as a result of this transfer, although there can be no assurance that this will be the case.  The Infrastructure Fund will not recognize any gain or loss upon the transfer of the Treasury Fund’s assets to the Infrastructure Fund in exchange solely for Infrastructure Fund shares and the Infrastructure Fund’s assumption of the Treasury Fund’s liabilities.  The Infrastructure Fund’s tax basis in each asset of the Treasury Fund will be equal to the fair market value of such asset at the time of the Reorganization and the Infrastructure Fund’s holding period for each asset of the Treasury Fund will begin anew with the Reorganization.  A shareholder of the Treasury Fund will recognize capital gain or capital loss for U.S. federal income tax purposes on the exchange of shares in the Treasury Fund for shares in the Infrastructure Fund in an amount equal to the excess of (x) the value of the Infrastructure Fund shares received in the Reorganization and (y) the shareholder’s adjusted tax basis for U.S. federal income tax purposes in his or her Treasury Fund shares immediately prior to the Reorganization.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the most recent audited financial statements of the Funds. The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily represent what the actual combined fund financial statements would have been had the reorganization occurred on the dates above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)	Portfolio securities traded on a securities exchange or are quoted by NASDAQ are valued at last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and are not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities, and prices of similar securities or financial instruments.

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(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the Fund’s Federal tax returns for the year ended September 30, 2019, remain subject to examination by the Internal Revenue Service.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of March 31, 2020, the Funds did not hold any restricted securities.

(f)	The preparation of financial statements in conformity with accounting standards generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on March 31, 2020. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)	The Funds bear expenses incurred specifically on each Fund’s behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan for Investor class shares of a Fund are charged with respect to such class.

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(h)	Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

(k)	Offering costs, including costs of printing prospectuses, and legal and registration fees, are being amortized over 12 months from the respective inception dates of the Funds. As of March 31, 2020, no offering costs remain to be amortized for the Fund.

(L)	The pro forma combined statement of operations for April 1, 2019 to March 31, 2020, as adjusted, reflects changes in expenses of the Fund as if the Reorganization was consummated as of the close of business on March 31, 2020. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganizations, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

3. investment advisory agreements and RELATED-PARTY TRANSACTIONS

Centre Asset Management, LLC (the “Adviser”) serves as the investment adviser to each Fund pursuant to Investment Advisory Agreements with the Trust. Subject to the general oversight of the Board of Trustees of the Trust (the “Board” or the “Trustees”), the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives and reviewing the investment strategies and policies of each Fund

As compensation for the investment advisory services provided to the Funds, the Adviser currently receives monthly compensation based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre Active U.S. Treasury Fund	0.40%
Centre Global Infrastructure Fund	0.90%

Treasury Fund

For the Treasury Fund, the Adviser has agreed, to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2020 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees but excluding, as applicable, any taxes, leverage interest, distribution/ service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

12

Global Infrastructure Fund

Effective as of the close of business on May 18, 2018, the Adviser has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2021) incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares; expenses in the table above reflect this expense limitation. Effective July 22, 2019, the Adviser further contractually agreed, to limit its advisory fees and/or reimburse other expenses of the Fund through July 21, 2020 to the extent necessary to limit total net operating expenses of the Fund, including (but not limited to) investment advisory fees of the Adviser, distribution/service (Rule 12b-1) fees, and shareholder services fees, but excluding, as applicable, any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.00% of the average daily net assets of the Institutional Class shares. Each expense limitation agreement may be terminated at any time by the Board, upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made. Any recoupment provision is limited to the lesser of (A) the expense limitation in effect at the time of the waiver; and (B) the expense limitation in effect at the time of recoupment.

During the period ended March 31, 2020, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed by Adviser
Centre Active U.S. Treasury Fund
Investor	$35,870
Institutional	12,121
Centre Global Infrastructure Fund
Investor	82,268
Institutional	57,249

As of March 31, 2020, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2020	Expires 2021	Expires 2022	Total
Centre Active U.S. Treasury Fund
Investor Class	$156,165	$126,667	$84,517	$367,349
Institutional Class	20,594	16,945	26,934	64,473
Centre Global Infrastructure Fund
Investor Class	$-	$16,342	$155,997	$172,339
Institutional Class	-	92,541	33,985	126,526

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

13

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the period ended March 31, 2020.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Adviser.

4. Capital Shares

The pro forma net asset values per share assume that the issuance of the Acquired Funds shares to Centre would have occurred at March 31, 2020 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Surviving Fund consists of the following at March 31, 2020:

Fund	Shares Outstanding at March 31, 2020	Additional Shares issued in the Reorganization	Pro Forma Shares at March 31, 2020
Centre Global Infrastructure Fund (Investor Class)	2,273,367	3,352,145	5,625,512
Centre Global Infrastructure Fund (Institutional Class)	788,682	394,352	1,183,034

5. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended March 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2020, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of currency transactions, book/tax distribution differences, distributions paid to meet excise and certain other investments.

Elective Deferrals: The Funds elect to defer to the period ending September 30, 2020, capital losses recognized during the period November 1,2018 - September 30, 2019 in the amount of:

Fund	Amount
Centre Active U.S. Treasury Fund	$1,759,989

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Centre Global Infrastructure Fund	$8,882,812	$15,691,529

Distributions to Shareholders: The Treasury Fund and the Infrastructure Fund, intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

14

The tax character of distributions paid for the fiscal year ended September 30, 2019 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre Active U.S. Treasury Fund	$990,208	$-	$889,241
Centre Global Infrastructure Fund	484,644	-	-

The tax character of distributions paid for the fiscal year ended September 30, 2018 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre Active U.S. Treasury Fund	$837,098	$-	$-
Centre Global Infrastructure Fund	68,896	-	-

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2020 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre Active U.S. Treasury Fund	$24,867,420	$3,382,933	$-	$3,382,933
Centre Global Infrastructure Fund	28,433,540	1,144,393	(5,531,757)	(4,387,364)

6. pro forma Calculation

The accompanying pro forma combined financial statements include pro forma calculations that are based on estimates and as such may not necessarily be representative of the actual combined fund financial statements.

7. Costs Of Reorganization

The costs of the Reorganization will be borne by the Adviser.  The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $110,000.

15